                                 AGREEMENT OF LEASE

       THIS AGREEMENT OF LEASE (this "Lease"), made this 28th day of April, 1997, by and between TELEDYNE INDUSTRIES, INC., a California corporation ("Landlord"), and CLONTECH LABORATORIES, INC., a California corporation ("Tenant").

                                     WITNESSETH

       WHEREAS, Landlord desires to lease to Tenant and Tenant desires to lease from Landlord the Premises (as defined below), under the terms and conditions hereof; and

       NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

       1.     PREMISES; POSSESSION; TERM.

              (a) Landlord does hereby demise and lease to Tenant, and Tenant does hereby hire and lease from Landlord, approximately 42,565 square feet of the building consisting of approximately 113,000 square feet (the "Building"), located at 1290 and 1300 Terra Bella Avenue, Mountain View, California, more fully described in Exhibit A attached hereto and made a part hereof, together with a non-exclusive right to the land underlying the Building as shown in Exhibit A (the "Land"), drives and sidewalks, and access to and egress from the Premises, all in their present, "as is" condition (collectively, the "Premises"), subject, however, to the rights of Landlord and other tenants of the Building. A plot plan indicating available Tenant parking is set forth in Exhibit A-1.

              (b) The term of this Lease (the "Term" or "Lease Term") shall commence on May 1, 1997 (the "Commencement Date") and shall expire on September 30, 2007, subject to the provisions of Paragraph 35 hereof.

              (c) Notwithstanding anything to the contrary contained in this Lease or the foregoing, if Tenant has, despite its diligent efforts, not been able to secure all permits, approvals, licenses and authorizations necessary for the operation by Tenant of its business at the Premises (collectively, "Permits"), including, without limitation, any approvals relating to alterations or improvements Tenant intends to make to the Premises and any building and demolition permits necessary for the construction of the Tenant Improvements, or if any of the foregoing are subject to unreasonably burdensome conditions, on or prior to June 1, 1997 (the "Termination Cutoff Date"), Tenant shall have the right to terminate this Lease by providing written notice to Landlord of its intention to terminate. Such termination notice shall be effective upon delivery thereof to Landlord. Upon such termination, (i) Landlord shall be entitled to retain from the security deposit provided by Tenant hereunder the sum of $27,667 ("Termination Fee"), and (ii) Tenant shall restore the Premises to its original condition as of the Commencement Date and Tenant shall otherwise be responsible under this Lease for the acts and omissions of Tenant and its agents and contractors while Tenant was in possession of the Premises. However, except for the Termination Fee, Tenant shall not be liable to Landlord for damages arising solely on account of the termination of this Lease under this Paragraph 1(c). From the Commencement Date through the Termination Cutoff Date, Landlord shall have the right to solicit back-up third party offers from prospective tenants to lease the Premises. If Landlord wishes to accept such an


                                          1.

offer, it shall provide Tenant with ten days notice within which to accept or reject the lease of the Premises on substantially the same terms as set forth in such third party offer. If Tenant does not agree in writing to lease the Premises on such terms within such ten day period, then Landlord shall have the right (x) to enter into a lease with such third party on substantially such terms, and (y) to terminate this Lease, whereupon Landlord shall promptly return to Tenant's security deposit paid hereunder. With respect to any such termination by Landlord, clause (ii) of this paragraph shall apply.

       2.     NET LEASE; RENT ABSOLUTE.

              (a) This Lease shall be deemed and construed to be a "net Lease" and it is intended that the rent provided for in Paragraph 3 shall be an absolutely net return to the Landlord throughout the Term of this Lease, free of any expense, charge or other deduction whatsoever, with respect to the Premises and/or the ownership, leasing, operation, management, maintenance, repair, rebuilding, use or occupation thereof, or of any portion thereof, or with respect to any interest of the Landlord therein, except only as otherwise expressly provided herein.

              (b) The obligations of Tenant to pay Basic Rent and Additional Rent (each hereinafter defined) and to perform and observe Tenant's other covenants contained herein shall be absolute and unconditional, and without deduction or right of offset by Tenant.

       3. BASIC RENT. Upon execution of this Lease, Tenant shall pay to Landlord, as basic rent for the Premises for the Term of this Lease, the following ("Basic Rent"):

              (a) From November 1, 1997 through the twelfth month thereafter ("Year 1"), the Basic Rent shall be $27,667.25 per month, based on a rental rate of $.65 per square foot. The first month's (November, 1997) Basic Rent shall be payable in advance upon execution and delivery of this Lease.

              (b) For each year following Year 1, the Basic Rent, payable monthly, shall be equal to the greater of (i) the Basic Rent payable for the previous year, or (ii) the Basic Rent payable in the previous year plus the CPI Adjustment.

              (c)    The CPI Adjustment shall be determined as follows:

                     Using the Consumer Price Index for all Urban Consumers (1982 - 84 = 100), City Average, for the San Francisco-Bay Area Region, All Items, published by the Bureau of Labor Statistics of the United States Department of labor (the "Index"):

                     (x) for the first month of the previous year, with respect to the rental calculation for the current year, as the denominator, and the Index for

                     (y) the last month of the previous year, with respect to the rental calculation for the current year, as the numerator


                                          2.

(or, if the Index is not published for such respective month, then the Index published for the month closest, but prior to, the respective month called for in the above formula), multiply the resulting fraction times the monthly rent for the last month of the lease year immediately preceding the year for which the rental calculation is to be made. The resulting number minus the monthly rent for the last month of the lease year immediately preceding the year for which the rental calculation is to be made times 12 shall be the annual increase that would result from the increase in the Index (the "CPI Adjustment"). For example, if the index for the first month of Year 1 is 40 and for the last month of Year 1 is 43, the resulting fraction, 43/40 = 1.075, times the monthly rent for the last month of Year 1 ($27,667.25), less the monthly rent for the last month of the lease year immediately preceding the year for which the rental calculation is to be made, namely $27,667.25, equals $2,075.04, the CPI Adjustment to monthly Basic Rent. The monthly Basic Rent for the second year, therefore, would be the Basic Rent for Year 1 ($27,667.25) plus the CPI Adjustment ($2,075.04) or $29,742.29. The parties agree that in the event that the Index is no longer in effect at the time of a year, the parties shall, in good faith, determine the rental for the next successive year based upon a comparable index.

              The Basic Rent shall be payable monthly, commencing on November 1, 1997("Rent Commencement Date") (with the Basic Rent for the first month following the Rent Commencement Date being payable upon execution of this Lease), and thereafter on the first day of each subsequent month during the Term thereafter (with any Basic Rent for the partial calendar month, if any, existing at the expiration of thirty days following the Rent Commencement Date, payable on or before such thirtieth day). The Rent Commencement Date shall be extended up to thirty days if Tenant's conditional certificate of occupancy is not obtained by November 1, 1997, not due to delays caused by Tenant. Rental payments hereunder shall be made by Tenant to Landlord each by a single check or draft payable to the order of Landlord and delivered to Landlord either personally or by mail c/o Landlord's address set forth in Paragraph 23, or such other address as Landlord may provide to Tenant. Unless otherwise provided herein, any statement of square footage of the Building set forth in this Lease, or that may have been used in calculating rental, is an approximation which Landlord and Tenant agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

       4.     ADDITIONAL RENT.

              (a) Tenant shall make additional payments to Landlord ("Additional Rent", and together with Basic Rent, "Rent") as payment for or reimbursement or prepayment of any and all costs, expenses and liabilities (i) incurred or paid by Landlord in satisfaction of any obligations of Tenant hereunder not performed by Tenant in accordance with the provisions hereof, (ii) incurred in the defense of any action or proceeding with respect to the Premises or this Lease with respect to which Tenant is liable to Landlord under this Lease, or in enforcing this Lease, including without limitation those liabilities described in Paragraph 19 hereof, and (iii) all other charges required to be paid by Tenant pursuant to the terms of this Lease, including, without limitation, the charges set forth in Paragraphs 5, 8, 10 and 11. Upon the payment, prepayment, or incurrence of any such cost, expense, or liability described in this Paragraph by Landlord, Landlord's notice of Additional Rent in respect thereof shall be accompanied by invoices or other appropriate documentation concerning the nature, amount and incurrence of such cost, expense or liability. Subject to Subparagraph 4(b) if the Additional Rent payable


                                          3.

under this Paragraph is not paid within ten (10) days of such demand, such Additional Rent shall bear interest from the date such payment was due at the Default Interest Rate (hereinafter defined) until the amount due shall have been fully paid.

              (b) Notwithstanding anything to the contrary herein contained, the Landlord may estimate the Additional Rent or any category of Additional Rent annually in advance by giving written notice thereof to Tenant at least thirty
(30) days prior to the beginning of each calendar year. Tenant shall pay to Landlord each month, at the same time the Basic Rent is due, an amount equal to 1/12 of the estimated Additional Rent. If any item comprising Additional Rent for which Tenant is paying monthly estimates in advance as herein provided, increases during a calendar year, Landlord may increase the estimated Additional Rent during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to Landlord in each of the remaining months of such year an amount equal to the amount of such increase in the estimated Additional Rent divided by the number of months remaining in such year.

              (c) If Landlord requires the payment of estimated Additional Rent hereunder, within ninety (90) days after each calendar year, Landlord shall prepare and deliver to Tenant a statement showing the actual Additional Rent. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next Basic Rent payment or payments due from Tenant the difference between the actual Additional Rent for the preceding calendar year and the estimated amount paid by Tenant during such year. If this Lease shall expire or be terminated on any date other than the last day of a calendar year, then the Additional Rent for such partial calendar year shall be prorated on the basis of the number of days during the year this Lease was in effect in relation to the total number of days in such year.

              (d) Tenant shall have the right to inspect, at reasonable times and in a reasonable manner during the ninety (90) day period following the delivery of Landlord's statement of the actual amount of the Additional Rent such of Landlord's books of account and records as pertain to and contain information concerning such Additional Rent in order to verify the amounts thereof. Tenant's failure to exercise its rights hereunder within said ninety
(90) day period shall be deemed a waiver of its right to inspect or contest the method, accuracy or amount of the Additional Rent. If as a result of such inspection, Landlord and Tenant agree that Landlord has overcharged Tenant, the amount overcharged shall be paid to Tenant within 30 days after such agreement is reached.

       5.     TAXES, ASSESSMENTS AND OTHER CHARGES.

              (a) Commencing on the earlier of (i) Tenant's substantial completion of pre-occupancy tenant improvements or (ii) Rent Commencement Date (such earlier date being the "Expense Commencement Date"), Tenant shall pay and discharge promptly when due and payable all taxes, sewer rents, water charges, assessments and other charges, imposts and levies of every kind and nature whatsoever, whether general or special, ordinary or extraordinary, arising or accruing during the Term of this Lease, which have been or may hereafter be imposed, charged, assessed or levied upon or against, or which have or may become due and payable with respect to the Premises (and Tenant's Proportionate Share (as defined in Paragraph 24) for any of the foregoing that are not separately identifiable to the Premises) or any part thereof or which


                                          4.

may be imposed, assessed, charged, or levied upon the leasehold estate hereby created or upon the reversionary estate in the Premises, under or by virtue of any present or future law, rule, requirement, order, direction, ordinance or regulation of any governmental or other lawful authority whatsoever, and for any reason whatsoever, and which shall become due and payable during the Term of this Lease (collectively, all of the foregoing, "Taxes"); provided that said taxes, sewer rents, water charges, assessments and other charges shall, as to the tax year or years in which this Lease shall commence and the tax year or years in which this Lease shall be terminated, be apportioned according to the part of such tax year within the Term, and if the tax rate for such tax year has not been determined, it shall be presumed that the tax rate for such tax year will be the same as for the previous tax year, subject to adjustment when actual tax bills are available. Tenant shall have no obligation with respect to any taxes, sewer rents, water charges or assessments which accrued for periods prior to the Expense Commencement Date.

              (b) Tenant shall promptly pay the amounts set forth in Paragraph 5(a) as Additional Rent under Paragraph 4.

              (c) If Tenant shall default in the payment of any taxes, assessments or public charges required to be paid by Tenant, Landlord shall have the right to pay the same together with any penalties and/or interest, in which event the amount so paid by Landlord shall be deemed Additional Rent.

       6. TENANT'S WORK. Prior to the Expense Commencement Date, Tenant shall, at its sole cost and expense, perform pro-occupancy improvements in accordance with Paragraph 7.3.

              As soon as reasonably practicable after the execution of this Lease, Tenant shall perform the asbestos abatement tasks identified in Exhibit B, attached hereto, for which Landlord will credit Tenant with Tenant's actual out-of-pocket expenses (whether such expenses are incurred directly or as a part of improvements made to the Premises by Tenant, including, without limitation, improvements of Tenant in upgrading or replacing HVAC systems that may require removal of asbestos for installation (and in the case of the latter, the costs attributed to such tasks shall be reasonably estimated by agreement of the parties if not separately itemized)) up to a maximum of $20,000 towards the Base Rent due for the thirteenth month of the Lease. Landlord shall not be responsible for the condition or remediation of any other asbestos containing materials at or on the Premises, all of which shall be Tenant's responsibility. Tenant acknowledges receipt of a copy of the summary of asbestos containing materials attached hereto in Exhibit C prepared by a consultant to Landlord, which Landlord is providing to Tenant without representation or warranty.

              Landlord hereby agrees that Landlord shall deliver the heating, ventilating and air-conditioning ("HVAC"), electrical and plumbing systems, electrical and plumbing fixtures and the roof in good working order, it being acknowledged and agreed by Tenant that Landlord shall have no ongoing obligation with respect to the maintenance, replacement or repair of said items from or after the Commencement Date. By taking possession of the Premises, Tenant shall be deemed to have accepted the condition of the HVAC, electrical and plumbing systems, electrical and plumbing fixtures and the roof.


                                          5.

       7. ACCEPTANCE OF PREMISES; MAINTENANCE AND ALTERATION OF PREMISES; NO MECHANIC'S LIENS.

              7.1    ACCEPTANCE OF PREMISES.

                     (a) Tenant accepts the Premises, including the improvements thereon, in the condition they are in as of the Commencement Date of this Lease. Tenant hereby acknowledges: (a) that it has satisfied itself with respect to the condition of the Premises (including, but not limited to the electrical and fire sprinkler systems, environmental aspects, compliance with Applicable Law, as defined in Paragraph 34) and the present and future suitability of the Premises for Tenant's intended use, (b) that Tenant has made such investigation as Tenant deems necessary with respect to such matters and assumes all responsibility for such investigations as the same relate to Tenant's occupancy of the Premises, and (c) that neither Tenant nor any of Tenant's agents, has made any oral or written representations or warranties with respect to such matters other than as set forth in this Lease.

                     (b) Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and every part thereof in as good operating order, condition and state of repair, structural and non-structural (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Premises) as when received, including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Tenant, in keeping the Premises in such good operating order, condition and state of repair, shall exercise and perform good maintenance practices. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in such good operating order, condition and state of repair. During the Term, Tenant shall keep the Premises in a clean, safe and healthy condition so as to conform to all lawful requirements, laws and ordinances and directions of the proper public authorities (including, without limitation, compliance under the Americans with Disabilities Act, with respect to which Landlord shall have no responsibility hereunder, whether such compliance relates to conditions existing prior to or following the Commencement Date) and the requirements of all policies of insurance from time to time in force during the term of this Lease, all at Tenant's own sole cost and expense, except for any Hazardous Substance to the extent Tenant is not responsible therefor under Paragraph 34. Landlord shall be under no obligation to make any repairs or replacements to the Premises or any portion thereof.

                     (b)    (i)    Notwithstanding the foregoing or anything
contained in Paragraph 9, with respect to the Building and Land constituting the Premises that are delivered to Tenant under this Lease, Landlord shall effectuate seismic and structural alterations necessary to comply with applicable laws, and the Americans With Disabilities Act and code compliance, in


                                          6.

each case to the extent not arising from the use and occupancy of the Premises by Tenant or Tenant's construction of improvements or alterations (and those so arising shall be Tenant's responsibility). With respect to compliance resulting from the actions of third parties, Landlord's responsibility shall only arise in the event of unsolicited or unilateral action by such third parties, uninitiated by Tenant. Landlord shall be entitled to charge and collect from Tenant Tenant's Proportionate Share all expenses pertaining to Landlord's obligations under this Paragraph, such expenses being payable 30 days following Landlord's invoice; provided however, that if Tenant's Proportionate Share of such expenses shall exceed $29,000 (on a project by project basis), Landlord shall amortize such expenses over the useful life thereof (in accordance with generally accepted accounting principles) and Tenant shall pay such amortized amount monthly through the earlier of (x) the expiration or termination of this Lease or (y) the expiration of such useful life. All amounts payable under this Paragraph by Tenant shall be deemed Additional Rent under this Lease. Tenant shall allow Landlord and its agents and contractors access to the Premises for the purpose of Landlord satisfying its obligations under this Paragraph.

                     (c) Tenant shall, at Tenant's sole cost and expense, procure and maintain contracts, with copies to Landlord, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, and (v) roof covering and drain maintenance. If Tenant fails to procure and maintain such foregoing contracts, Landlord shall have the right to procure and maintain such contracts at Tenant's expense.

              7.2 LANDLORD'S OBLIGATIONS. It is intended by the Parties hereto that Landlord have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non-structural, all of which obligations are intended to be that of the Tenant. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Notwithstanding the foregoing, nothing contained in this Paragraph shall supersede the obligations of Landlord under Paragraph 7.1(b)(i). Tenant and Landlord expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms with respect to, or which affords Tenant the right to make repairs at the expense of Landlord or to terminate this Lease by reason of, any needed repairs.

              7.3    UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

                     (a) The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Tenant's machinery and equipment. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Landlord under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Tenant Owned Alterations and/or Utility Installations" are defined as

                                          7.

Alterations and/or Utility Installations made by Tenant during the Term that are not yet owned by Landlord. Tenant shall not make any Alterations or Utility Installations in, on, under or about the Premises without Landlord's prior written consent which consent shall not be unreasonably withheld or delayed. Tenant may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, the cost thereof for any single Utility Installation during the Term does not exceed Twenty-Five Thousand Dollars ($25,000) and any such Utility Installation does not adversely affect any existing Utility Installation (each a "Permitted Utility Installation").

                     (b) Any Alterations or Utility Installations that Tenant shall desire to make and which require the consent of the Landlord shall be presented to Landlord in written form with proposed detailed plans. All consents given by Landlord under this Paragraph 7 shall be deemed conditioned upon: (i) Tenant's acquiring applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Landlord prior to commencement of the work thereon, and (iii) the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Tenant during the Term shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Tenant shall promptly upon completion thereof furnish Landlord with as-built plans and specifications therefor. Landlord may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs Twenty-Five Thousand Dollars ($25,000) or more upon Tenant's providing Landlord with a lien and completion bond in any amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Tenant's posting an additional Security Deposit with Landlord under Paragraph 38 hereof; PROVIDED, HOWEVER, that Tenant shall have no obligation to provide such bond or Security Deposit to Landlord with respect to Permitted Utility Installations.

                     (c) Tenant shall pay, when due, all claims for labor or material furnished or alleged to have been furnished to or for Tenant at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law; PROVIDED, HOWEVER, that Tenant shall have no obligation to provide such notice to Landlord with respect to Permitted Utility Installations. Tenant shall not permit mechanic's, laborer's, materialmen's or other liens to stand against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction or sufferance of Tenant. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense defend and protect itself, Landlord and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises. If Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Landlord against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim: On


                                          8.

final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered with all proper costs and charges and shall have the lien released or judgment satisfied at Tenant's own expense, and Landlord will promptly return any security which Tenant may have furnished to Landlord. Tenant's obligations hereunder shall survive any termination or expiration of the Lease.

              7.4    OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION

                     (a) Subject to Landlord's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Tenant shall be the property of and owned by Tenant, but considered a part of the Premises. Landlord may, at any time and at its option, elect in writing to Tenant to be the owner of all or any specified part of the Tenant Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Tenant Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Landlord and remain upon and be surrendered by Tenant with the Premises.

                     (b) At the time of Tenant's request for approval to make Tenant Owned Alterations or Utility Installations, Tenant shall request and Landlord shall advise Tenant in writing of Landlord's requirement as to whether or which portion of such Owned Alterations or Utility Installations are to be removed by Tenant upon termination of the Lease. Unless express written approval to leave such Tenant Owned Alterations or Utility Installations is provided by Landlord, the same shall be removed by Tenant upon termination of the Lease. Landlord may require the removal at any time of all or any part of any Tenant Owned Alterations or Utility Installations made without the written consent of Landlord.

                     (c) Tenant shall surrender the Premises by the end of the last day of the Term or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris and in as good operating order, condition and state of repair as when received and otherwise in conformity with Tenant's obligations under this Paragraphs 7 and 34 and Applicable Law, excepting ordinary wear and tear and damage caused by fire or other casualty loss which Tenant is not obligated to repair, replace or otherwise remedy (or bear the cost thereof) under any provision of this Lease. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Tenant performing all of its obligations under this Lease. Except as otherwise agreed, designated pursuant to the approval procedure set forth in Paragraph 7.3 or specified in writing by Landlord, the Premises, as surrendered, shall include the Utility Installations. The obligation of Tenant shall include without limitation the repair of any damage occasioned by the installation, maintenance or removal of Tenant's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Tenant, and the removal, replacement, or remediation of any soil, material or ground water to the extent contaminated by Tenant, all as may then be required by Applicable Law and/or good practice. Tenant's Trade Fixtures shall remain the property of Tenant and shall be removed by Tenant subject to its obligation to repair and restore the Premises per this Lease. Notwithstanding the foregoing, Landlord and Tenant agree that immediately prior to the surrender of the Premises by


                                          9.

Tenant, the obligations of Tenant to prepare for such surrender shall specifically include, but shall not be limited to, the following:

                                   (1)    VAULTS, SUMPS, PITS AND CONTAINMENT
CHANNELS. Tenant represents to Landlord that Tenant shall not use any existing vault(s), sump(s), pit(s) or containment channel(s) on the Premises. If (i) any vault(s), sump(s), pit(s) or containment channel(s) are used or installed by Tenant on the Premises, and (ii) after removal of any equipment, if one or more vault(s), sump(s), pit(s) or containment channel(s) is exposed, Tenant shall:

                                          A.     Clear all debris and any free
standing liquids from such vault(s), sump(s), pit(s) or containment channel(s);

                                          B.     Clean interior walls and floors
of the vault(s), sump(s), pit(s) or containment channel(s) to the extent necessary to permit a visual inspection by representatives of Landlord in order that such representatives may determine the overall condition of the vault(s), sump(s), pit(s) or containment channel(s);

                                          C.     Notify Landlord that such
vault(s), sump(s), pit(s) or containment channel(s) are available for inspection and provide Landlord's representatives reasonable access to the Premises in order to accomplish such inspection.

                                   (2)    UTILITIES.  Upon removal of equipment
that requires the disconnection of utilities, Tenant shall:

                                          A.     With regard to electrical
                                                 overhead drops:

                                                 1.     Remove electrical feeds
                                                        to ceiling height or
                                                        above; and

                                                 2.     Terminate wiring in
                                                        junction boxes according
                                                        to local codes;

                                          B.     With regard to electrical wall
                                                 feeds:

                                                 1.     Terminate wiring at
                                                        junction box or panel
                                                        according to local
                                                        codes;

                                          C.     With regard to electrical floor
                                                 feeds:

                                                 1.     Terminate electrical
                                                        floor feeds at floor
                                                        level or below; and

                                                 2.     Terminate wiring in
                                                        junction box according
                                                        to local codes;

                                          D.     With regard to gas, steam, air,
                                                 etc.:


                                         10.

                                                 1.     Terminate service as
                                                        close to ceiling, wall
                                                        or floor as practical;
                                                        and

                                                 2.     Terminate service line
                                                        in accordance with local
                                                        building codes.

                                   (3)    WALLS.  Tenant shall remove from all
walls any unnecessary and or unused brackets, piping, fixtures, etc.

                                   (4)    FLOORS.  Tenant shall leave all floors
free of all trash and debris. Tenant shall also remove any process residue and repair any damage to the floors (i) caused by Tenant in removal of equipment or
(ii) significantly caused, aggravated or contributed to by Tenant during the Term.

       8. UTILITY AND JANITOR SERVICE. Tenant shall pay for all water, sewer, gas, steam, standby sprinkler service, electric current, and all other utilities used or consumed in the Premises for which separate metering has been provided, at the rates charged by the utility providing the same, as and when the charges for the same shall become due and payable, and shall, at its own expense, furnish all security systems, fuel and janitor and other services required in connection with the operation of the Premises. Tenant shall pay Tenant's Proportionate Share of all utilities used and consumed in the Building for which separate metering is not available, as provided in Paragraph 4. The parties acknowledge that as of the Commencement Date of the Lease certain electrical utilities are not separately metered. If during the course of the Lease Tenant makes improvements to the Premises that separately meter such utilities for Premises, Landlord shall provide Tenant with a credit of $30,000 towards such improvements. Landlord shall be responsible for the cost of utilizing an energy management and monitoring system if such is required while the Premises are not separately metered.

       9. COMPLIANCE WITH LAWS. Except with respect to such matters that are Landlord's obligations under Paragraph 7.1 (b)(i), Tenant agrees that in the conduct of its business and occupancy of the Premises it shall comply with all laws, ordinances, rules and regulations of all public authorities having any jurisdiction over Tenant, the Premises or any part thereof.

       10.    INSURANCE.

              10.1 PAYMENT FOR INSURANCE. Regardless of whether the Landlord or Tenant is the Insuring Party, Tenant shall pay for all insurance required under this Paragraph 10 except to the extent of the cost attributable to liability insurance carried by Landlord. Premiums for policy periods commencing prior to or extending beyond the Lease Term shall be prorated to correspond to the Lease Term. Payment shall be made by Tenant to Landlord within ten (10) days following receipt of an invoice for any amount due.

              10.2 LIABILITY INSURANCE. Irrespective of whether the Landlord or Tenant is the Insuring Party, Tenant shall obtain and keep in force during the Term of this Lease a Commercial General Liability policy of insurance protecting Tenant and Landlord (as an additional insured) against claims for bodily injury, personal injury and property damage, based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises


                                         11.

and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Landlords of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. Tenant shall provide Landlord with written evidence that such insurance is in force. All insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only.

              10.3   PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                     (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the Lease Term a policy or policies in the name of Landlord, with loss payable to Landlord and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. However, Tenant Owned Alterations and Utility Installations shall be insured by Tenant under Paragraph 10.4 rather than by Landlord (unless the item in question has become the property of Landlord under the terms of this Lease). If the coverage is feasibly available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $10,000 per occurrence, and Tenant shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 12.1(c).

                     (b) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Landlord which are adjacent to the Premises, Tenant shall pay for any increase in the premiums for the property insurance of such building or buildings to the extent said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.


                                         12.

              10.4 TENANT'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 10.5, Tenant at its cost shall either by separate policy or, at Landlord's option, by endorsement to a policy already carried, maintain insurance coverage on all of Tenant's personal property, Tenant Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 10.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Tenant for the replacement of personal property or the restoration of Tenant Owned Alterations and Utility Installations. Tenant shall be the Insuring Party with respect to the insurance required by this Paragraph 10.4 and shall provide Landlord with written evidence that such insurance is in force.

              10.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in California, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 10. Tenant shall cause to be delivered to Landlord certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insured and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Landlord. Tenant shall at least thirty (30) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or "insurance binders" evidencing renewal thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 10, the other party may, but shall not be required to, procure and maintain the same, but at Tenant's expense.

              10.6 WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in this Lease, Tenant and Landlord (each a "Waiving Party") hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils actually insured against under any such insurance policies carried by the parties in force at the time of any such loss or damage and benefiting such Waiving Party. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. The parties shall inform their respective insurers of the foregoing waiver and shall cause their respective insurance policies to provide that the insurer thereunder waives all rights of recovery by way of subrogation as required herein in connection with any property damage covered by the policy.

              10.7 INDEMNITY. Except to the extent attributable to Landlord's breach of express warranties or default under this Lease (including, without limitation, Landlord's obligations under Paragraph 34 of this Lease), and/or the gross negligence or willful misconduct of Landlord or its agents, Tenant shall indemnify, protect, defend and hold harmless the Premises, Landlord and its agents, Landlord's master or ground landlord, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities directly or indirectly arising out of or involving in any way the occupancy of the Premises by Tenant, the


                                         13.

conduct of Tenant's business, any act, omission or neglect of Tenant, its agents, contractors, employees, or out of any default or breach by Tenant in the performance in a timely manner of any obligation on Tenant's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Landlord) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Landlord by reason of any of the foregoing matters, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified.

              10.8 EXEMPTION OF LANDLORD FROM LIABILITY. Except to the extent attributable to Landlord's default under this Lease (including, without limitation, Landlord's obligations under Paragraph 34 of this Lease), and/or the gross negligence or willful misconduct of Landlord or its agents, Landlord shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Tenant, Tenant's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of Landlord.

              10.9 INSURING PARTY. If the Premises are part of a larger building, or if the portion of Building contained in the Premises is part of a group of buildings which are adjacent to each other, then Landlord shall be the Insuring Party for the property damage/casualty insurance under Paragraph 10.3(a) to be carried with respect to the Building only, and Tenant shall be the Insuring Party for all other purposes of this Lease and in all other circumstances.

       11. COMMON AREA MAINTENANCE COSTS. Commencing with the Expense Commencement Date (except for utilities which shall be payable from and after the Commencement Date under Paragraph 8), to the extent not reimbursed to Landlord by another tenant, Tenant shall pay Tenant's Proportionate Share of any and all charges and expenses incurred by Landlord in connection with its operation and maintenance of the Building and Land for a particular calendar year, including, without limitation, plumbing systems, electrical systems, heating, ventilation and air conditioning systems; license, permit and inspection fees; maintenance, operation and repair of the Building; amortization of capital improvements or replacements for the Building together with interest at the rate of the lesser of 12% per annum or the maximum rate allowable under law on the unamortized balance thereof; and in general all other costs and expenses which would, under generally accepted accounting principals be regarded as operating and maintenance costs and expenses. The preceding list of common area maintenance costs is for definitional purposes only and shall not impose any obligations upon Landlord to incur such expenses or provide such services, except as herein specifically provided.


                                         14.

       Tenant shall promptly pay Tenant's Proportionate Share of such common area maintenance costs as provided in Paragraph 4.

       Notwithstanding anything to the contrary in the definition of common area maintenance costs set forth in this Lease, common area maintenance costs shall not include the following:

              (i)    depreciation on the Building;

              (ii) interest, principal, points and fees on debt or amortization on any mortgages and deeds of trust or other debt instruments secured by the Building or the Land or any underlying ground lease;

              (iii) costs of special services rendered to individual tenants (including Tenant) for which a special charge is made to such tenant;

              (iv) all costs, expenses, penalties, damages, fines and judgments as a result of or in connection with the presence of any Hazardous Substances at the Premises or a Hazardous Substance Condition;

              (v) Landlord's general corporate overhead and general and administrative expenses; and

              (vi) marketing costs, including, without limitation, leasing commissions, attorneys' fees, space planning costs and other costs and expenses incurred in connection with the leasing of the Building to a tenant.

       12.    DAMAGE OR DESTRUCTION OF PREMISES AND USE OF INSURANCE PROCEEDS.

              12.1   DEFINITIONS.

                     (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Tenant Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Tenant Owned Alterations and Utility Installations.

                     (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Tenant Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the Land and Tenant Owned Alterations and Utility Installations.

                     (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Tenant Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 10.3(a), irrespective of any deductible amounts or coverage limits involved.


                                         15.

                     (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Landlord at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                     (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 34, in, on, or under the Premises.

              12.2 PARTIAL DAMAGE-INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Landlord shall, at Landlord's expense, repair such damage (but not Tenant's Trade Fixtures or Tenant Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; PROVIDED, HOWEVER, that Tenant shall, at Landlord's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Landlord shall make the insurance proceeds available to Tenant on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Tenant's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Landlord shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Tenant provides Landlord with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Landlord receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Landlord does not receive such funds or assurance within said period, Landlord may nevertheless elect by written notice to Tenant within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Landlord paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Landlord does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Tenant shall in no event have any right to reimbursement from Landlord for any funds contributed by Tenant to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 12.3 rather than Paragraph 12.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either party.

              12.3 PARTIAL DAMAGE-UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense and this Lease shall continue in full force and effect, but subject to Landlord's rights under Paragraph 15), Landlord may at Landlord's option, either: (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Tenant within thirty (30) days after receipt by Landlord of knowledge of the occurrence of such damage of


                                         16.

Landlord's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Landlord elects to give such notice of Landlord's intention to terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord of Tenant's commitment to pay for the repair of such damage totally at Tenant's expense and without reimbursement from Landlord. Tenant shall provide Landlord with the required funds or satisfactory assurance thereof within thirty (30) days following Tenant's said commitment. In such event this Lease shall continue in full force and effect, and Landlord shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Tenant does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Landlord's notice of termination.

              12.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate as of the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Tenant. In the event, however, that the damage or destruction was caused by Tenant, Landlord shall have the right to recover Landlord's damages from Tenant except as released and waived in Paragraph 10.6.

              12.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the Lease Term there is damage for which the cost to repair exceeds three (3) month's Basic Rent, whether or not an Insured Loss, Landlord or Tenant may, at such party's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to the other party of the notifying party's election to do so within thirty (30) days after the date of occurrence of such damage, PROVIDED, HOWEVER, if Tenant at that time has an exercisable option to extend this Lease which has not expired, then Tenant may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Landlord with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Tenant duly exercises such option during said Exercise Period and provides Landlord with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Landlord shall, at Landlord's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option and provide such funds or assurance during said Exercise Period, then Landlord may at Landlord's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

              12.6 ABATEMENT OF RENT; TENANT'S REMEDIES. If Landlord shall be obligated to repair or restore the Premises under the provisions of this Paragraph 12 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Tenant may, at any time prior to the commencement of such repair or restoration, give written notice to Landlord and to any Lenders of which Tenant has actual notice of Tenant's election to terminate this Lease on a date not less


                                         17.

than thirty (30) days following the giving of such notice. If Tenant gives such notice to Landlord and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Landlord or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

              12.7 HAZARDOUS SUBSTANCE CONDITIONS. Except as otherwise set forth in this Lease, to the extent any Hazardous Substance Condition is caused or materially contributed to by Tenant, or pertains to or involves any Hazardous Substance for which Tenant is responsible under this Lease, Tenant or, at Landlord's option Landlord, shall make the investigation and remediation as required by Applicable Law and Paragraphs 7.1 and 34 of the Lease at Tenant's expense, and this Lease shall continue in full force and effect, but subject to Landlord's rights under Paragraphs 7 and 34 of this Lease.

              12.8 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 12, an equitable adjustment shall be made concerning advance Basic Rent and any other advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's Security Deposit as has not been, or is not then required to be, used by Landlord under the terms of this Lease.

              12.9 WAIVE STATUTES. Landlord and Tenant agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

       13. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of such power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent of the rentable floor area of the Building within the Premises is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing within ten days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Basic Rent shall be reduced in the same proportion as the rentable floor area of the Building within the Premises taken bears to the total rental floor area of the Building located in the Premises. No reduction in Basic Rent shall occur if the only portion of the Premises taken is land on which there is no building; however, if such taking materially interferes with Tenant's access to and egress from the Premises, Landlord and Tenant shall cooperate to establish reasonable access and egress in view of such taking. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under the threat of exercise of such power shall be the property of Landlord, whether such award shall be made as compensation or diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided however, that Tenant shall be entitled to any


                                         18.

compensation, separately awarded to Tenant for Tenant's relocation expenses and/or loss of Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of its net severance damages received, over and above the legal and other expenses incurred by Landlord in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

       14.    ASSIGNMENT AND SUBLETTING.

              (a) TENANT MAY NOT ASSIGN EXCEPT AS PROVIDED HEREIN/LANDLORD'S CONSENT REQUIRED.

                     (i) Tenant shall not voluntarily or by operation of law or merger assign, transfer, mortgage or otherwise transfer, encumber or sublet all or any part of Tenant's interest in this Lease or in the Premises (an "assignment"), without first obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld. In connection with any such request by Tenant for Landlord's consent hereunder, Tenant shall provide to Landlord all financial and other information (including information as to the prospective assignee's intended use of the Premises with regard to the generation, storage, use, treatment or disposal of Hazardous Substances) reasonably requested by Landlord concerning the prospective assignee or sublessee. Landlord shall respond within thirty (30) days to a request by Tenant for Landlord's consent as provided herein following Landlord's receipt of such information.

                     (ii) A change in the control of Tenant (as defined herein) shall constitute an assignment for the purposes hereunder. The transfer, on a cumulative basis, in one or more transactions (including any merger or consolidation) occurring from the Commencement Date through the date of the last transfer to occur, of fifty percent (50%) or more of the voting control of Tenant shall constitute a change of control and an assignment for purposes hereunder; however, the mere dilution in such control resulting from the issuance of common stock of Tenant in connection with a public offering of such stock that is registered under the Securities Act of 1933, as amended, shall not be deemed a change in control so long as there is no material change in the management of Tenant in connection with such offering.

                            (A)    Notwithstanding anything to the contrary
contained in Paragraphs 14 (i) and 14 (ii), Landlord agrees that Landlord's prior written consent shall not be required under such Paragraphs 14 (i) and
(ii) for an assignment or subletting to any entity ("Transferee") (x) which controls, is controlled by, or is under common control with Tenant for the purpose of such entity conducting all or part of the business conducted by Tenant, (y) which results from a reincorporation, merger, or consolidation with Tenant, where such entity shall conduct the business previously conducted by Tenant, or (z) which acquires substantially all of the stock or assets of Tenant; provided: (1) such Transferee, except in the case of clause (x), above, has a net worth (calculated on the same basis as Net Worth of Tenant, below) equal to Tenant's as of the Commencement Date, (2) Landlord is provided written notice within ten days of such transaction and a copy of the applicable documents representing the transaction, and (3) any such transaction shall not be, in whole or in part, part of a series of transaction which are a subterfuge or attempt to avoid the restrictions of this Paragraph 14 (the foregoing, hereinafter, a


                                         19.

"Permitted Transfer"). Nothing herein shall relieve Tenant of any liability under this Lease in the event of any assignment, subletting or other transfer, whether pursuant to a Permitted Transfer or otherwise.

                     (iii) The involvement of Tenant or its assets in any transaction, or series of transactions (by way of sale, acquisition, financing, refinancing, merger, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Tenant's assets occurs, which results or will result (at the time immediately after the transaction or series of transactions) in a reduction of the Net Worth of Tenant as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Tenant as it was represented to Landlord at the time of the execution by Landlord of this Lease or at the time of the most recent assignment to which Landlord has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Tenant was or is greater, shall be considered an assignment of this Lease by Tenant to which Landlord may reasonably withhold its consent. "Net Worth of Tenant" for purposes of this Lease shall be the net worth of Tenant (excluding any guarantors) established under generally accepted accounting principles consistently applied.

              (b)    TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND
SUBLETTING.

                     (i) Any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Tenant under this Lease (which, in the case of a sublease, as such obligations pertain to the portion of the Premises and Term as pertain to such sublease), (ii) release Tenant of any obligations hereunder, or (iii) alter the primary liability of Tenant for the payment of Basic Rent and other sums due Landlord hereunder or for the performance of any other obligations to be performed by Tenant under this Lease.

                     (ii) Landlord may accept any rent or performance of Tenant's obligations from any person other than Tenant pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for the default or breach by Tenant of any of the terms, covenants or conditions of this Lease.

                     (iii) The consent of Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the sublessee. However, Landlord may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable on this Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or any sublease.

                     (iv) In the event of any default or breach of Tenant's obligations under this Lease, Landlord may proceed directly against Tenant or any one else responsible for the performance of the Tenant's obligations under this Lease, including the sublessee, without first


                                         20.

exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant.

                     (v) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Landlord's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of Five Hundred Dollars ($500) as reasonable consideration for Landlord's considering and processing the request for consent. Tenant agrees to provide Landlord with such other or additional information and/or documentation as may be reasonably requested by Landlord.

                     (vi) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease other than such obligations as are contrary to or inconsistent with provisions of any assignment or sublease to which Landlord has specifically consented in writing.

                     (vii) The occurrence of a transaction described in Paragraph 14(a)(iii) shall give Landlord the right (but not the obligation) to require that the Security Deposit be increased to an amount equal to three (3) times the then monthly Basic Rent, and Landlord may make the actual receipt by Landlord of the amount required to establish such Security Deposit a condition to Landlord's consent to such transaction.

              (c) ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                     (i) Tenant hereby assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; PROVIDED, HOWEVER, that until a Default (as defined herein) shall occur in the performance of Tenant's obligations under this Lease, Tenant may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of this or any other assignment of such sublease to Landlord, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Tenant to perform and comply with any of Tenant's obligations to such sublessee under such sublease. Tenant hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Landlord stating that a breach exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Landlord and shall pay such rents and other charges to Landlord without any obligation or right to inquire as to whether such breach exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no



                                         21.

right or claim against said sublessee, or, until the breach has been cured, against Landlord, for any such rents and other charges so paid by said sublessee to Landlord.

                     (ii) In the event of a breach by Tenant in the performance of its obligations under this Lease, Landlord, at its option and without any obligation to do so, may require any sublessee to attorn to Landlord, in which event Landlord shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; PROVIDED, HOWEVER, Landlord shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

                     (iii) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Landlord herein.

                     (iv) No sublessee shall further assign or sublet all or any part of the Premises without Landlord's prior written consent in accordance with Paragraph 14(a) of this Lease.

              (d) RECAPTURE OF THE LEASE; EXCESS RENT. In addition to the Rent and all monetary sums normally payable to Landlord by Tenant hereunder, Tenant agrees to further pay to Landlord, fifty percent (50%) of all rents and moneys received by Tenant from its permitted sublease or assignment in excess of the rent and moneys Tenant is obligated to pay to Landlord. Landlord further has the right to recapture the Lease and the Premises (except in the case of a Permitted Transfer made in accordance with Paragraph 14) upon the consummation of a sublease or assignment of 100% of the then remaining estate provided that Landlord elects such right to recapture by providing written notice to Tenant with 30 days following written notice from Tenant of such sublease or assignment. Except as to a Permitted Transfer made in accordance with Paragraph 14, any sublease or assignment permitted herein shall automatically terminate Tenant's option(s), if any, to extend the term of this Lease and Tenant's options under Paragraphs 35.1 and 35.2, and no such options shall not be available to any such assignee, sublessees or other transferee.

       15.    TERMINATION/DEFAULT.

              (a) Tenant agrees that if, at any time during the Term, (i) Tenant shall be in default in the payment of any Basic Rent or Additional Rent or other sums due under this Lease when the same are due and payable, where such default continues for a period of three business days following written notice thereof by or on behalf of Landlord; or (ii) Tenant shall neglect or fail to perform or observe any of the other covenants contained in this Lease on Tenant's part to be performed or shall have violated or breached any other provision of this Lease, and shall not have remedied the same within fifteen
(15) days after written notice thereof given by Landlord PROVIDED, HOWEVER, (except with respect to an unauthorized assignment or subletting that is not a Permitted Transfer, or the failure by Tenant to provide (a) a Tenancy Statement,
(b) a requested subordination, or (c) any document requested under Paragraph 47 or any other documentation which Landlord may reasonably require of Tenant under the terms of this Lease, including written evidence of Tenant's compliance with Applicable Law) if the nature of the event is such that more than 15 days are reasonably required for its cure, then it shall not be deemed a Default


                                         22.

if Tenant commences such cure within such 15 days period and thereafter diligently prosecutes such cure to completion; or (iii) any execution or attachment shall be issued against Tenant and such execution or attachment shall not be discharged within 60 days after levy or seizure thereunder; or (iv) Tenant shall violate any provision of any of the insurance policies referred to herein so that such policy shall be void or unenforceable in whole or in part and Tenant shall not either abate such violation and cause such policy to be reinstated or procure other insurance in the same amount, which shall conform to the provisions of Paragraph 10 hereof, and shall be enforceable; or (v) Tenant shall in any way fail to perform and satisfy the requirements of any insurance policy referred to herein; or (vi) there shall be filed against Tenant in any court, pursuant to any statute either of the United States or of any state thereof, a petition alleging bankruptcy or insolvency of Tenant, or for reorganization of Tenant, or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and any such petition is not dismissed within 60 days after such filing, or any receiver or trustee so appointed is not discharged within 60 days after such appointment, or any petition is filed by Tenant, or Tenant makes an assignment for the benefit of creditors, or substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease are attached, executed on or otherwise judicially seized where such seizure is not discharged within 30 days, or (vii) the abandonment of the Premises; then, and in any one or more such events (each, a "Default"), then without any further notice or demand, and without limiting the remedies of Landlord hereunder, Landlord shall have the right to terminate the Lease, with the same force and effect as though the date so specified were the date hereinabove set forth as the date of the expiration of this Lease, and neither Tenant nor any person claiming through or under Tenant by virtue of any statute or order of any court or otherwise, shall be entitled to possession or to remain in possession of the Premises, but shall forthwith quit and surrender the same. In the event of such termination, Landlord may reenter the Premises and take possession of the same by summary proceedings, reentry or otherwise, and remove all persons and/or any property from the Premises without being liable to indictment, prosecution or damages therefor, and without prejudice to any other rights which it may have by reason of such breach, default, matter or condition.

                     (b) If Tenant fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Landlord may, at its option, perform such duty or obligation on Tenant's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Landlord shall be due and payable by Tenant upon receipt of invoice therefor. If any check given to Landlord by Tenant shall not be honored by the bank upon which it is drawn, Landlord, at its option, may require all future payments to be made by Tenant to be by cashier's check. In the event of a Default, Landlord may, with or without notice or demand, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such Default:

                            (i)    Terminate Tenant's right to possession of the
Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession to Landlord. In such event Landlord shall be entitled to recover from Tenant: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at time of award of the amount by which the unpaid rent which would have been earned after the termination until the time of award exceeds the amount of such rental loss that the Tenant proves


                                         23.

could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of the award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by the Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and that portion of any leasing commission paid by Landlord in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of the award plus one percent (1%). Efforts by Landlord to mitigate damages caused by Tenant's Breach of this Lease shall not waive Landlord's right to recover damages hereunder. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Landlord shall have the right to recover such proceeding unpaid Rent and damages as are recoverable herein, or Landlord may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period under the Paragraph 15(a) was not previously given, a notice to pay rent or quit, or to perform or quit given to Tenant under the unlawful detainer statute shall also constitute the notice required by Paragraph 15. In such case, the applicable grace period required by Paragraph 15(a) and the unlawful detainer statute shall run concurrently, and the failure of Tenant to cure any breach within the greater of the two such grace periods shall constitute both an unlawful detainer and Default of this Lease entitling Landlord to the remedies provided for in this Lease and/or by said statute.

                     (c) Continue the Lease and Tenant's right to possession and recover the Rent as it becomes due, in which event Tenant may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Landlord's interests, shall not constitute a termination of the Tenant's right to possession.

                     (d) Pursue any other remedy now or hereafter available under the laws or judicial decisions of California. The expiration or termination of this Lease and/or the termination of Tenant's right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Tenant's occupancy of the Premises. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity (including without limitation any remedy available under California Civil Code
Section 1951.4) and shall be cumulative with respect to all other available remedies. Tenant hereby expressly waives any and all rights of redemption, granted by or under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease. Tenant hereby waives service of notice of intention to reenter or to institute legal proceedings or dispossession proceedings.

                     Any sums which are not paid by Landlord or Tenant when same shall become due and payable shall be paid to the other party with interest at a rate per annum equal to


                                         24.

the lesser of (i) two (2) percent over the rate per annum announced from time to time by CHASE MANHATTAN BANK, N.A. of New York as its prime or base lending rate or other equivalent rate (the "Default Interest Rate") or (ii) the maximum rate allowable under applicable law.

                     (e) Landlord shall not be deemed to be in breach of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord. For purposes of this paragraph, a reasonable time shall in no event be less than 30 days after receipt by Landlord of written notice specifying such obligation of Landlord that has not been performed: PROVIDED; HOWEVER, that if the nature of such obligation is such that more than 30 days are reasonably required for its performance, then Landlord shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

       16. INSPECTION BY LANDLORD. Subject to governmental or other security regulations, Landlord by any duly authorized agent or representative shall have access to the Premises and each and every part thereof at any and all reasonable time or times during business hours to inspect the same for any purpose including, without limitation of the foregoing, the determination of the condition of the Premises or any part thereof, the progress of any work undertaken by Tenant, and generally Tenant's performance of and compliance with the terms and provisions of this Lease.

       17. HOLD-OVER. Tenant shall, at the termination of this Lease by lapse of time or otherwise yield up immediate possession to Landlord, and failing so to do, it shall be deemed a tenant from month to month only, at a monthly rental equal to 150% the rental paid by Tenant for the last preceding month. In such event the rights, duties and obligations of Landlord and Tenant shall be governed, except as to rent and duration of the term, by the provisions of this Lease.

       18.    SUBORDINATION.

              (a) This Lease is made subject to restrictions, covenants, easements, encumbrances, reservations and rights of way, which may now or hereafter affect the Premises. Tenant agrees, without the necessity of any further consideration or action, to subordinate all of its right, title and interest in and to this Lease to the lien of any mortgage or deed of trust now or hereafter encumbering the Premises or any portion thereof, and to all advances made or hereafter to be made upon the security thereof, PROVIDED, HOWEVER, (i) that the beneficiary or beneficiaries of any such mortgages and/or deeds of trust provide a written agreement delivered to Tenant to recognize all of Tenant's right, title and interest in and to this Lease and not disturb Tenant's possession or quiet enjoyment of the Premises as provided in this Lease so long as Tenant is not in Default or breach of this Lease, (ii) that all terms of such indebtedness, including, without limitation, the precise amount thereof and the interest rate with respect thereto, shall be as determined solely by Landlord and such beneficiary or beneficiaries, and (iii) Tenant within ten (10) days after Landlord or such beneficiary or beneficiaries provides Tenant with written notice to do so, or as soon thereafter as practicably possible, shall execute and deliver to Landlord such documents and take such further action as Landlord or such beneficiary or beneficiaries may deem necessary or advisable to effect or maintain such subordination. Tenant also agrees that any mortgagee or beneficiary may elect to have this Lease constitute a lien prior to its mortgage


                                         25.

or deed of trust, and in the event of such election and upon notification by such mortgagee or beneficiary to Tenant to that effect, this Lease shall be deemed prior lien to such mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust. In the event any of Landlord's lenders require, as a condition to financing, modifications to this Lease, then, provided such modifications do not materially change Tenant's obligations hereunder, Tenant agrees to make reasonable non-monetary modifications to this Lease as may be reasonably required by any such lenders, and Landlord shall submit to Tenant a written amendment with such required modifications which Tenant shall execute and return to Landlord within ten (10) days after Tenant's receipt thereof; PROVIDED, HOWEVER, any modification of any provision of this Lease directly relating to environmental matters or Hazardous Substances or the rights and obligations of the Parties directly relating thereto may not be made without Tenant's prior written consent, which consent shall not be unreasonably withheld. If Tenant fails to execute and return the same or object stating a reasonable basis for such objection within said ten (10) day period, Tenant shall be deemed to have consented for the purposes herein.

              (b) Tenant agrees that (i) upon delivery to Landlord of the written election of the beneficiary or beneficiaries of any encumbrance affecting the Premises which is superior to this Lease, that such encumbrance shall be deemed subordinate to this Lease, (a) this Lease shall, without the necessity of any further consideration or action whatsoever, be deemed superior to such encumbrance, whether this Lease was executed before or after the execution of such encumbrance, and (b) the beneficiary or beneficiaries of such encumbrance shall have the same rights with respect to this Lease as if this Lease had been executed and delivered prior to execution and delivery of such encumbrance and had thereafter been assigned to such beneficiary or beneficiaries and (ii) if, by reason of Landlord's default under any encumbrance now or hereafter affecting the Premises in any way, any or all of Landlord's interest in and to the Premises is terminated, Tenant (a) shall waive all rights at law or in equity now or hereafter in effect to terminate this Lease and surrender possession of the Premises, shall attorn to the transferee (whether by foreclose, judicial or trustees' sale deed in lieu of foreclosure or otherwise) of any or all of Landlord's interest in or to the Premises, and shall recognize such transferee and its transferees as the Landlord under this Lease, provided and only if such transferee and any and all of its transferees, in writing to be delivered to Tenant, recognize Tenant under all of the terms of this Lease and agree in writing not to disturb Tenant's possession or quiet enjoyment of the Premises as provided in this Lease so long as Tenant is not in default or breach of this Lease, and (b) shall execute and deliver to Landlord and to such transferee and its transferees within ten (10) days after Landlord, such transferee or its transferees, provides Tenant with written notice to do so, or as soon thereafter as practicably possible, such documents and take such further action as Landlord, such transferee and its transferees may deem necessary or advisable to effect or maintain such attornment.

              (c) Effective as the Commencement Date of this Lease, Landlord represents and warrants to Tenant that Landlord has fee title to the Premises, the improvements thereon and the land of which the Premises are a part.

              (d) The agreements contained in this Paragraph 18 shall be effective without the execution of any further documents; PROVIDED, HOWEVER, that, upon written request from Landlord or a lender in connection with a sale, financing or refinancing of the Premises, Tenant


                                         26.

and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

       19. INDEMNIFICATION. Except to the extent attributable to Landlord's default under this Lease and/or the gross negligence or willful misconduct of Landlord or its agents, Tenant agrees to indemnify, defend and save harmless Landlord against and from any and all claims by or on behalf of any person, firm or corporation arising from the use, occupancy, conduct or management of or from any work or thing whatsoever done in or about the Premises, arising or accruing from and after the Commencement Date (but excluding these matters which are (i) Landlord's responsibility under Paragraph 34 (ix)(B) and (ii) those matters excluded from Tenant's indemnity under clause z of Paragraph 34 (ix)(A)) and will further indemnify, defend and save Landlord harmless against and from any and all claims arising or accruing during the Term of this Lease from any condition of the Premises or any street, curb or sidewalk adjoining the Premises, or of passageways or spaces therein or appurtenant thereto, or arising from any act of Tenant, or any of its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever to any person, firm or corporation occurring during the Term of this Lease, in or about the Premises, or upon the sidewalks and land adjacent thereto, and from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of this Lease; and from and against all costs, counsel fees, expenses, liabilities incurred in or related to any of the foregoing; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Landlord.

              Tenant is fully familiar with the physical condition of the Premises, the buildings, improvements, fixtures and equipment thereof. Landlord has made no representations of whatever nature in connection with the condition of the Premises or of the buildings, improvements, fixtures or equipment thereof and the Landlord shall not be liable for any latent or patent defects therein.

              Tenant covenants and agrees to pay, and to indemnify Landlord against, all legal costs and charges, including counsel fees, lawfully and reasonably incurred in obtaining possession of the Premises after default of Tenant or upon expiration or earlier termination of the term of this Lease, or in enforcing any covenant or agreement of Tenant herein contained. Tenant's obligations under this paragraph 19 shall survive any expiration or termination of this Lease.

       20. QUIET ENJOYMENT. Landlord for itself and Landlord's successors and assigns covenants with Tenant that upon performing the covenants hereunder on its part to be performed and subject to the provisions of this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises without let or hindrance of any person claiming by, through or under Landlord.

       21. REMEDIES CUMULATIVE. No remedy or election given by any provision in this Lease shall be deemed exclusive unless so indicated, but each shall wherever possible be cumulative with all other remedies in law or equity, except as otherwise specifically provided.


                                         27.

       22. WAIVER: AMENDMENT. A waiver by Landlord or Tenant of any default or breach by the other party of any covenant or covenants of this Lease shall be limited to the particular instance and shall not operate or be deemed as a waiver of any future defaults or breaches of said covenant or covenants. This Lease may be modified only in writing, signed by the parties in interest at the time of modification.

       23. NOTICES. All notices and formal requests or demands required or appropriate hereunder shall be in writing and personally delivered or sent by registered or certified mail and shall be deemed to have been served or given when personally delivered or enclosed in a properly sealed and addressed envelope or wrapper, and deposited postage prepaid in a post office, branch post office, or post office box regularly maintained by the United States Government. Notices to Landlord shall be delivered or addressed to it at Teledyne Industries, Inc., 2049 Century Park East, Suite 1500, Los Angeles, California 90067, Attention: Corporate Real Estate Director or to such other person and place as Landlord may from time to time designate in writing, and notices to Tenant shall be delivered or addressed to Tenant at CLONTECH Laboratories, Inc., 1020 East Meadow Circle, Palo Alto, California 94303, Attention: President, or to such other person or place as Tenant may from time to time designate in writing.

       24. DEFINITION OF TENANT'S PROPORTIONATE SHARE. Whenever used in this Lease, the term "Tenant's Proportionate Share" shall mean Landlord's total costs for such item or items multiplied by a fraction, the numerator of which shall be the floor area of the Building within the Premises and the denominator of which shall be the floor area of the Building, whether within or without the Premises.

       25. SUCCESSORS AND ASSIGNS. Subject to the provisions of Paragraph 14 hereof, this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       26. SIGNS. Tenant shall not place any signs upon the Premises, except that Tenant may, with Landlord's prior written consent, install (but not on the roof) such signs as are reasonably necessary to advertise Tenant's own business. The installation of any sign on the Premises by or for Tenant shall be subject to the provisions of Paragraph 7. Unless otherwise expressly agreed herein, Landlord expressly reserves all rights to the use of the roof and the right to install (and all revenues therefrom) such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Tenant's business.

       27. PARAGRAPH HEADINGS. The paragraph headings inserted in this Lease are for convenience only and are not intended to and shall not be considered to limit, enlarge or affect the scope or intent of this Lease nor the meaning of any provision hereof.

       28. USE. Tenant is hereby given the privilege of using the Premises for general office, research, development and production (including temporary storage of raw material inventory), shipping and receiving of biological and medical products and supplies for molecular biologists and related uses thereto, and for no other purpose. At all times during the Term, Tenant's use of the Premises shall be as permitted by and in conformity with all applicable zoning, building and other ordinances and laws, including, without limitation, all environmental


                                         28.

laws (and all rules, orders and regulations issued pursuant thereto) and in conformity with all applicable restrictions and conditions of record and for no other purpose or purposes.

       29. FURTHER ASSURANCES. The parties shall execute such further documents and instruments and shall take or cause to be taken such further action as either party shall reasonably request from time to time in order to effectuate the terms and conditions of this Lease.

       30. LIMITATION OF LANDLORD'S LIABILITY. If Landlord shall fail to perform or observe any term, covenant, condition or obligation required to be performed or observed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building and Land for the collection of such judgment and Tenant further agrees that no other assets of Landlord shall be subject to execution, levy or other process for the satisfaction of Tenant's judgment, and that in no event shall Landlord be liable for any deficiency or punitive, consequential or incidental damages of any type or nature.

       31. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS. Tenant covenants and agrees that if it shall at any time fail to make any payment or perform any other act on its part to be made or performed as in this Lease provided, then Landlord may, but shall not be obligated so to do, and with due notice to or demand upon Tenant, and without waiving or releasing Tenant from any obligations of Tenant in this Lease contained, may make any such payment or perform any other act on the part of Tenant to be made and performed as in this Lease provided, in such manner and to such extent as Landlord may reasonably deem desirable, and in exercising any such rights to pay necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorney's fees. All sums so paid by Landlord and all necessary and incidental costs and expenses in connection with the performance of any such act by Landlord, together with interest thereon at the Default Interest Rate from the date of the making of such expenditure by Landlord, shall be deemed Additional Rent hereunder and, except as otherwise in this Lease expressly provided, shall be payable to Landlord on demand or at the option of Landlord may be added to any rent then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums with interest as aforesaid and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of Rent. Whenever reasonably practicable, Landlord, before proceeding as provided in this Paragraph, shall give Tenant notice in writing of the failure of Tenant that Landlord proposes to remedy, and shall allow to Tenant such length of time as may be reasonable in the circumstances, not exceeding fifteen (15) days from the giving of the notice (unless such default cannot be reasonably cured within said fifteen (15) day period, in which event, if Tenant shall commence within said fifteen (15) day period and thereafter prosecute with diligence the curing of such default, said fifteen (15) day period shall be extended for such reasonable length of time as may be required to enable Tenant to cure such default) to remedy the failure itself and if the Tenant shall not remedy the failure in the time so allowed, the Landlord may proceed as provided in this Paragraph; PROVIDED, HOWEVER, that nothing in this sentence shall prevent the Landlord's effecting forthwith any insurance coverage required to be and not effected by Tenant or Landlord's paying any premiums therefor in time to prevent the cancellation or lapse of any such coverage in force, or any actions of Landlord in connection with any emergency or immediate threat to persons or property. Nothing contained in this


                                         29.

Paragraph shall impose upon Landlord a duty to take action under any circumstances, or liability for any such action taken.

       32. ENTIRE AGREEMENT: SEVERABILITY. This Lease, and the schedules and exhibits attached hereto shall be deemed to contain all of the terms and conditions agreed upon between the parties with respect to the subject matter hereof, it being understood that there are no outside representations or agreements. The invalidity of any provision in this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

       33. DISCLAIMER OF WARRANTIES. EXCEPT AS SPECIFICALLY SET FORTH IN THIS LEASE, LANDLORD SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OR REPRESENTATIONS AS TO THE CONDITION, QUALITY, SAFETY, FREEDOM FROM DEFECTS (WHETHER OR NOT DETECTABLE BY INSPECTION), MERCHANTABILITY, FITNESS FOR TENANTS INTENDED USE OR ANY OTHER PARTICULAR PURPOSES OR AS TO THE AVAILABILITY OR EXISTENCE OF ANY UTILITY OR OTHER GOVERNMENTAL OR PRIVATE SERVICES OR AS TO THE AMOUNT OF TAXES ASSESSED TO THE PROPERTY. TENANT ACKNOWLEDGES THAT TENANT HAS HAD AN OPPORTUNITY TO EXAMINE THE PROPERTY AND IS LEASING THE PROPERTY BASED SOLELY ON ITS OWN INDEPENDENT INVESTIGATIONS AND FINDINGS AND NOT IN RELIANCE ON ANY INFORMATION PROVIDED BY LANDLORD OR LANDLORD'S AGENTS OR CONTRACTORS. THE PREMISES ARE BEING LEASED "AS IS", "WHERE IS" AND "WITH ALL FAULTS" AS OF THE COMMENCEMENT DATE, WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER AS TO CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, FREEDOM FROM CONTAMINATION BY HAZARDOUS SUBSTANCES, COMPLIANCE WITH ZONING OR OTHER LEGAL REQUIREMENTS OF ALL OR ANY PART OF THE PREMISES, MERCHANTABILITY OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. TENANT AND LANDLORD AGREE THAT LANDLORD HAS ONLY LIMITED KNOWLEDGE OF THE CONDITION OF THE PREMISES. LANDLORD HAS MADE NO AGREEMENT TO ALTER, REPAIR OR IMPROVE ANY OF THE PREMISES.

       34.    ENVIRONMENTAL CONDITION OF PROPERTY.

              (a) CERTAIN ENVIRONMENTAL DISCLOSURES. Tenant hereby acknowledges that it has reviewed the disclosures contained on Exhibit C, attached hereto, with respect to certain conditions on the Premises and certain surrounding areas.

              (b)    CERTAIN OBLIGATIONS REGARDING HAZARDOUS SUBSTANCES.

                     (i)    CERTAIN DEFINITIONS.

                            (A)    The term "HAZARDOUS SUBSTANCES" shall mean
any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or


                                         30.

in combination with other materials expected to be on the Premises, is either:
(i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or fractions thereof.

                            (B)    The term "APPLICABLE LAW" shall mean all
laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord's engineers and/or consultants, relating to in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Tenant shall, within five (5) business days after receipt of Landlord's written request, provide Landlord with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports, and certificates, evidencing Tenant's compliance with any Applicable Law specified by Landlord, and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Law.

                            (C)    The term "LOSSES" shall mean any and all
costs and expenses (including, but not limited to, reasonable attorneys' fees), damages and other losses actually incurred by the party seeking indemnification.

                            (D)    The term "CLAIM OF LIABILITY" shall mean any
and all claims, liabilities, obligations, injuries, Losses or damages suffered or incurred as a result of (i) any suit, action, legal or administrative proceeding (including any investigation), or demand asserted, threatened or instituted by any party, and including but not limited to any governmental agency or authority, (ii) failure to comply with requirements imposed by all federal, state and local environmental laws and regulations, including but not limited to all costs of investigation, remediation or costs otherwise incurred in complying with applicable laws and regulations and (iii) any and all judgments, liens, court costs, legal fees, expert witness fees, consultants' fees, and other costs of discovery and defense, all net of any insurance proceeds to which the party seeking indemnification is entitled by virtue of such claim, liability, obligation, loss or damage.

                            (E)    The term "REPORTABLE USE" shall mean (i) the
installation of use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Tenant's being responsible for the presence in, or about the Premises of a Hazardous Substance with respect to which any


                                         31.

Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties.

                     (ii) HAZARDOUS SUBSTANCES USED BY TENANT. The parties acknowledge that, during the Term of the Lease, Tenant may use, but may not generate, produce, treat or dispose of, certain limited types and quantities of Hazardous Substances on the Premises in accordance with the provisions of this Paragraph 34; PROVIDED, HOWEVER, that in no event shall Tenant install any chemical storage tanks on the Premises. These Hazardous Substances, along with their quantitative limits, as of the Commencement Date are listed in Exhibit D hereto. Tenant shall provide Landlord no less frequently than every year (commencing with the Commencement Date) written notification of the ordinary and customary Hazardous Substances and quantities which Tenant uses, generates, produces, treats or disposes of on or from the Premises, which notice shall, so long as the nature of Tenant's business has not changed from that conducted at the Commencement Date, constitute an amended Exhibit D for the purposes of this Lease, from and after the date of such notification. So long as Tenant complies with all other provisions of this Lease and notifies Landlord of Tenant's use in Tenant's annual amended Exhibit D hereunder, Tenant shall be entitled to use Hazardous Substances described in and subject to the limitations of clause (ii) of Paragraph 34(b)(ii), below. Promptly following receipt by Tenant, Tenant shall provide Landlord with copies of periodic agency hazardous materials, fire department and water quality inspection reports, and Tenant shall promptly provide Landlord with copies of hazardous materials collection reports that are reported to the California Environmental Protection Agency, notwithstanding the foregoing in this paragraph 34(b)(ii).

                     (iii) OTHER HAZARDOUS SUBSTANCES. Except as to those Hazardous Substances listed in Exhibit D in the limited quantities set forth in Exhibit D, and such Hazardous Substances as are (i) intended for and used for normal building cleaning, maintenance and repair, and (ii) ordinary and customary Hazardous Substances and quantities for the nature of business conducted by Tenant at the Commencement Date (with the parties' acknowledgment that the specific kinds of Hazardous Substances Tenant uses in the conduct of its business may change from time to time), Tenant shall not use, generate, produce, store, bring upon, treat or dispose of any Hazardous Substance on the Premises without the prior written consent of the Landlord. With regard to other Hazardous Substances, whether in type or quantity limits, that Tenant proposes to use on the Premises, Landlord shall, taking into account such factors as relevant, promptly grant or withhold consent to the proposed use of such Hazardous Substances in the quantities proposed. In addition, Landlord may condition its consent to the use or presence of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its sole discretion, deems necessary to protect itself, the public, the Premises, and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises and/or the deposit of a reasonable additional Security Deposit (as defined in Paragraph 38 of the Lease).

                     (iv) APPLICABLE LAWS. Any handling, use, containment, or storage by Tenant of Hazardous Substances on the Premises (whether or not such use is identified on Exhibit D or is otherwise consented to by Landlord), and Tenant's conduct of its business at the


                                         32.

Premises, shall be conducted in compliance with all Applicable Laws and the best industry practice.

                     (v) RELEASE OF SUBSTANCES. Tenant shall not cause any Hazardous Substance to be spilled, discharged or released in, on, under or about the Premises or allow any Hazardous Substance to be spilled, discharged or released in, on or under the Premises; PROVIDED, HOWEVER, that Tenant shall not be responsible pursuant to this provision (A) for conditions on or about the Premises with respect to the Hazardous Substances conditions disclosed in Exhibit C pertaining to the Superfund remediation described therein (the "Superfund Remediation"), except to the extent conditions are caused, aggravated or contributed to by Tenant, or (B) for Hazardous Substances spilled, discharged or released by Landlord.

                     (vi) OTHER RESTRICTIONS. Tenant shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use of Hazardous Substances without prior written notification to Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Law. Tenant shall not cause or allow on the Premises: (A) any concrete vaults, sumps or containment channels to be used as primary containment for any liquid containing Hazardous Substances or as secondary containment for any volatile organic compounds; (B) installation of any underground storage tanks; or (C) any activity requiring a hazardous waste treatment, storage or disposal permit under the federal Resource Conservation and Recovery Act or the California Health and Safety Code Div. 20, Chapter 6.5 (Hazardous Waste Control).

                     (vii)  DUTY TO INFORM LANDLORD: DUTY TO MONITOR.

                            (A)    If Tenant knows, or has reasonable cause to
believe that a Hazardous Substance, or a condition involving or resulting from same ("Hazardous Substances Condition"), has come to be located in, on, under or about the Premises, other than as previously consented to by Landlord, Tenant shall immediately give written notice of such fact to Landlord. Tenant shall also immediately give Landlord a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including, but not limited to all such documents as may be involved in any Reportable Uses involving the Premises. Tenant shall immediately upon receipt notify Landlord in writing of the existence of any matter that constitutes a Claim of Liability. In addition, Tenant shall immediately notify Landlord of and provide a copy of the following environmental reports or inquiries relating to the Premises: citations, environmental inquiries, reports filed pursuant to any environmental reporting requirements imposed by any Applicable Law, including reports filed pursuant to any Applicable Law relating to underground tanks. Tenant will furnish to Landlord a copy of any and all environmental reports, correspondence or inquiries relating to the Premises, including but not limited to all permit applications, permits and reports, as well as reports concerning conditions on the Premises, including those which may be characterized as confidential.

                            (B)    Tenant covenants that it shall actively and
diligently monitor all aspects of its operations and activities (and those of its agents, contractors,


                                         33.

subcontractors, employees or invitees) which involve in any way the use, production, generation or other handling of Hazardous Substances on the Premises. Tenant shall advise Landlord's designated in-house technical representative of any material changes in operations involving Hazardous Substances.

                     (viii) TERMINATION. In addition to its rights under Paragraph 15 of the Lease:

                            (A)    Landlord shall have the option of terminating
this Lease if at any time Tenant has failed to comply with any of its obligations under this Paragraph 34; PROVIDED, HOWEVER, that Tenant's obligations under this Paragraph 34(b)(ix), below, shall survive such termination of this Lease.

                            (B)    Intentionally omitted.

                     (ix)   INDEMNIFICATION.

                            (A)    TENANT'S INDEMNIFICATION.  Tenant shall
indemnify, defend and hold Landlord, its directors, officers, employees, agents, lenders, successors and assigns harmless from and against any Claim Of Liability asserted against Landlord or any of the foregoing indemnified parties which results from, relates to, or arises out of (i) a breach by Tenant of its obligations under this Paragraph 34, or (ii) the presence of Hazardous Substances at or on the Premises (whether or not that substance is listed on Exhibit D or Landlord's consent was given to the use of such substance at the Premises) during the Term of the Lease (except for (x) such Hazardous Substances (excluding asbestos) present at or on the Premises at the Commencement Date; (y) underground migration of any Hazardous Substances to the Premises from adjacent properties; and (z) Hazardous Substances Conditions at or on the Premises arising from the activities of Telcom Universal, Inc. in crossing the Premises or common areas to its premises adjacent to the Premises (PROVIDED HOWEVER, Tenant shall provide Landlord with immediate notice of any such activity of which Tenant becomes aware that results in the presence of Hazardous Substances or a Hazardous Substances Condition at or on the Premises)), or (iii) which results from, relates to, or arises out of any adverse environmental conditions or Hazardous Substance Conditions that were caused, aggravated or contributed to by Tenant or Tenant's agents, employees, invitees, contractors or subcontractors.

                            (B)    LANDLORD INDEMNITY/SUPERFUND REMEDIATION.  As
between, Landlord and Tenant, Landlord shall be responsible for remediation in accordance with Applicable Laws for the Superfund Remediation as such Superfund Remediation affects the Premises, except to the extent of any adverse environmental conditions or Hazardous Substance Conditions that were caused, aggravated or contributed to by Tenant or Tenant's, agents, employees, invitees, contractors or subcontractors. Landlord shall indemnify, defend and hold Tenant, its directors, officers, employees, agents, lenders, successors and assigns harmless from and against any Claim Of Liability asserted against Tenant or any of the foregoing indemnified parties which results from, relates to, or arises out of the presence of Hazardous Substances (excluding asbestos) at or on the Premises on the Commencement Date.


                                         34.

                            (C)    SURVIVAL OF INDEMNITIES.  The provisions of
this Paragraph 34(b)(ix) shall survive the earlier termination or expiration of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Landlord in writing at the time of such agreement.

                            (D)    DAMAGES.  Notwithstanding anything to the
contrary elsewhere in this Lease, no party (or its affiliates) shall, in any event, be liable to any other party or other indemnified person for consequential damages, including, but not limited to, loss of revenue or income, cost of capital, or loss of business reputation or opportunity; PROVIDED, HOWEVER, Landlord shall in any event be entitled to recover lost rents which shall not be deemed consequential damages for the purposes herein. Without limitation, the preceding sentence (other than the proviso) shall not apply to damages sought to be recovered by a third party (other than an indemnified person) against such other party or such other indemnified person.

                            (E)    LEGAL PROCEEDINGS AND REMEDIAL ACTIONS.  If a
Claim Of Liability:

                                   (i)    involves or requires legal defense,
Landlord shall, subject to Tenant's approval, which approval shall not be unreasonably withheld, designate the person or persons who shall negotiate with the appropriate government agencies or other third-parties to settle any related claim; if no settlement is reached, Landlord shall, at its option, control such legal defense as it deems necessary and appropriate and Tenant shall not undertake to separately defend any such related claim.

                                   (ii)   involves or requires remedial action,
Landlord shall, at its option, determine and control any and all such actions, of whatever kind and nature, Landlord shall deem necessary or appropriate to comply with Applicable Laws and to correct any adverse environmental conditions caused by the presence of Hazardous Substances on the Premises; PROVIDED, HOWEVER, that to the extent reasonably practicable, Landlord shall control such remedial action in such a way as to be cost-effective and to minimize interference with Tenant's operations.

                                          (x)    Landlord, at its option, may
require Tenant, at Tenant's sole expense, to retain a qualified environmental consultant, selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld, to perform an environmental audit and assessment of the premises at the end of the Lease Term or upon early termination of the Lease. If such environmental audit and assessment indicates the presence of an adverse environmental condition or Hazardous Substance Condition that was caused or created by Tenant or that was caused by the presence of Hazardous Substances during the Lease Term, Landlord at Tenant's sole expense, may retain a consultant(s), selected by Landlord and approved by Tenant, which approval shall not be unreasonably withheld, to identify and undertake, in a cost-effective manner, the remedial action necessary and appropriate to correct such adverse environmental condition or Hazardous Substance Condition; PROVIDED, HOWEVER, that if such adverse environmental or Hazardous Substance Condition was caused or created by the Landlord or was caused by the presence of Hazardous Substances prior to the Lease Term, the Tenant shall not be required to pay the expenses for the identification or undertaking of any


                                         35.

remedial action that the Landlord, at its option, may determine is necessary or appropriate to correct such adverse environmental condition or Hazardous Substance Condition.

                                          (xi)   Landlord and Landlord's lender
shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Laws, and to employ experts and/or consultants in connection therewith and/or to advise Landlord with respect to Tenant's activities, including but not limited to the installation, operation, use, monitoring, maintenance or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a default or breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Tenant is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Tenant shall upon request reimburse Landlord or Landlord's lender, as the case may be, for the costs and expenses of such inspections.

       35.    OPTION TO RENEW.

              (a) GRANT OF OPTION. In the event that Tenant is not in Default and not in breach (unless such breach is cured within the applicable cure period under this Lease and in no event later than the Option Expiration
Date) hereunder, Tenant shall have two, successive options (the "Renewal Options"), the first commencing on the expiration of the Term and the second commencing on the expiration of the Term as extended by the first Renewal Option, to renew the Term of this Lease for an additional five (5) years each upon the same terms, covenants and conditions provided herein, with the exception of Basic Rent which shall be deemed to be the fair market rental value of the Premises, on the terms and conditions set forth in below. Upon valid exercise of a Renewal Option and renewal hereunder, "Term" as used in this Lease shall include the Renewal Term (as defined below) pertaining to such Renewal Option.

              The Renewal Options granted to Tenant are personal to the original Tenant named herein and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Tenant. The Renewal Options herein granted to Tenant are not assignable, either as part of an assignment of this Lease or separately or apart therefrom, and the Renewal Option may not be separated from this Lease in any manner, by reservation or otherwise.

              (b) OPTION PROCEDURE. The following procedure shall be followed with respect to any Renewal Option:

                     (i) If after exercising a Renewal Option and before the commencement of the five-year renewal term of Lease ("Renewal Term"), Tenant is in material default under this Lease, Landlord (without prejudice to any of its other rights and remedies) may, at Landlord's option, nullify such Renewal Option by exercise of its right to terminate this Lease. Tenant shall exercise a Renewal Option by written notice to Landlord not later than twelve (12) months prior to the expiration of the initial Term ("Option Expiration Date").
Exercise of the Renewal Option shall not be valid if this Lease shall otherwise have terminated


                                         36.

on or before the exercise of the Renewal Option. Also, any Renewal Option must be exercised as to the entirety of the Premises, and the second Renewal Option expires and is invalid if the first Renewal Option has not been duly executed and Tenant is not in possession of the Premises at the conclusion of first Renewal Term.

                     (ii) "Fair market rental value" shall mean the projected going market rent of the Premises as of the commencement of the applicable Renewal Term, taking into account the best and highest use of the Premises for a non-renewing tenant permitted for its then current zoning classification and location of the Premises.

                            Tenant shall notify Landlord in writing not later
than nine (9) months prior to the expiration of the initial Term if it desires to negotiate the fair market rental value. The parties shall thereupon negotiate in good faith in order to reach agreement; and in the event the parties are unable to reach an agreement during the period that is not more than nine (9) months and not less than six (6) months prior to the expiration date of the initial Term, as the case may be, (the "Negotiation Period"), the determination of fair market rental value shall be made by appraisal as provided herein.

                     (iii) If the Landlord and the Tenant do not reach an agreement as hereinabove provided, the fair market rental value shall be determined pursuant to the procedure set forth herein and both parties will be bound by such determination. The parties shall use their best efforts to complete the appraisal process within sixty (60) days after the expiration of the Negotiation Period and shall instruct their appraisers to do likewise.

                            (A)    Each party shall within ten (10) days
following the expiration of the Negotiation Period, appoint a licensed, disinterested M.A.I. Appraiser having substantial experience with comparable buildings in the county where the Premises are located (a "Qualified Appraiser") and give written notice of such appointment to the other. If either party fails to notify the other of the appointment of its Qualified Appraiser within the time period specified above, then the Qualified Appraiser appointed shall be the sole appraiser to determine fair market rental value.

                            (B)    It shall be a condition precedent to the
appointment of the Qualified Appraisers for the parties, that such Qualified Appraisers shall have agreed on a third Qualified Appraiser with qualifications similar to those required of the first two (2) Qualified Appraisers to act as the third appraiser hereunder (and such third appraiser shall have agreed to act in such capacity).

                            (C)    In the event two (2) Qualified Appraisers are
chosen as herein provided, the Qualified Appraisers so chosen shall meet within ten (10) business days after they are appointed as aforesaid, and, if within ten
(10) business days after such first meeting, the two (2) Qualified Appraisers fail to come to a mutual determination as to the appropriate fair market rental value, they themselves shall notify the third Qualified Appraiser. If such two Qualified Appraisers agree, such agreement shall be the fair market rental value.

                            (D)    Within ten (10) days after said notice to the
third Qualified Appraiser, each of the three (3) Qualified Appraisers selected shall state in writing his or her


                                         37.

respective opinion as to the appropriate fair market rental value, supported by the reasons therefor with counterpart copies to each party;

                            (E)    The Qualified Appraisers shall arrange for a
simultaneous exchange of such determinations promptly in writing. The opinion as to the fair market rental value which is the furthest from the middle value shall be excluded and the fair market rental value for purposes hereof shall be the average of the remaining two (2) opinions and shall constitute the decision of the Qualified Appraisers; PROVIDED, HOWEVER, that if both other opinions are equally distant in opposite directions from the middle value, the middle value shall constitute the fair market rental value.

                            (F)    In the event of a failure, refusal or
inability of any Qualified Appraiser to act, a successor shall be appointed by the party who originally appointed the Qualified Appraiser, but in the case of the third Qualified Appraiser, the third Qualified Appraiser's successor shall be appointed in the same manner as provided for appointment of the third Qualified Appraiser. Each party shall pay the fees and expenses of the party's own Qualified Appraiser and shall share equally the fees and expenses of the third Qualified Appraiser and all other expenses of the appraisal.

              35.1 FIRST RIGHT TO NEGOTIATE FOR ADDITIONAL SPACE. If during the Term of this Lease, additional space (with respect to the Premises) is anticipated to become available for lease, which space is currently being leased by another tenant of Landlord and not subject to any additional rights of such tenant, Tenant shall have the first right to negotiate an expansion of the space leased hereunder to include such additional space as set forth in this paragraph. Landlord shall provide Tenant with notice of the existence of such potentially leasable space at least 30 days prior to its availability. The notice shall specify the terms on which Landlord shall be willing to lease such space to Tenant. Tenant shall have the right to negotiate exclusively with Landlord on such terms and conditions for such additional space during the 30 day period following Landlord's delivery of such notice. If written agreement to lease such additional space is not reached between Landlord and Tenant within such 30 day period, Landlord shall have the right to lease, use or otherwise dispose of such additional space without any obligation to Tenant hereunder on monetary terms not substantially more beneficial than that offered to Tenant. Nothing hereunder shall supersede Landlord's right to retain such available space and not to lease any such space to a third party.

              35.2   RIGHT TO NEGOTIATE PURCHASE OF THE PREMISES.

                     (a) For so long as the Premises are part of a larger undivided parcel of property, for the purposes of this Paragraph 35.2, "Premises" shall refer solely to such entire parcel of property. Landlord will not sell the Premises to any third person until Tenant has been given written notice of Landlord's intent to sell the Premises. The notice given to Tenant shall specify the price and terms of the contemplated sale; and Tenant shall upon receipt of said notice have the exclusive right to negotiate to purchase the Premises during the thirty (30) days next ensuing after receipt of said notice, at the price and upon the terms contained in the notice. If Tenant neglects or fails to take advantage of this right to negotiate to purchase the Premises within said thirty (30) day period, then Landlord shall be at liberty to sell the Premises to any third person upon any terms that Landlord so desires, provided that the price is at or below


                                         38.

fifteen (15%) of the price set forth in the aforementioned written notice, for a period of up to one (1) year without any further obligation under this Paragraph 35.2.

                     (b) If during the Term Landlord receives from any third party an unsolicited bona fide offer to purchase the Premises at a price and upon terms acceptable to Landlord, Landlord shall give written notice thereof to Tenant, which notice shall include a copy of the offer to purchase; and Tenant shall have fifteen (15) days thereafter in which to notify Landlord in writing that it will purchase the Premises upon the same terms set forth in the notice from Landlord. Failure of Tenant to so notify Landlord within fifteen (15) days shall authorize Landlord to sell the Premises to said third party making the offer on substantially the same terms and conditions as provided in said offer; PROVIDED, HOWEVER, that Landlord may reduce the sale price for the Premises to said third party by up to fifteen percent (15%) of the amount set forth in said offer or increase such price. If the Premises is not sold to the party making the offer, then Landlord shall give Tenant the same right to purchase the Premises upon receiving any subsequent unsolicited bona fide offer from any third party that is acceptable to Landlord. Notwithstanding anything to the contrary provided herein, the rights granted to Tenant under this paragraph (b) shall not apply to a sale with respect to which Landlord has given Tenant a notice under paragraph (a) hereof, both Landlord and Tenant agreeing that Tenant's rights with respect to such sale shall be governed solely by said paragraph (a).

                     (c) Paragraph 35.2 shall not be applicable to a sale or transfer of the Premises pursuant to a judicial or non-judicial foreclosure sale, or pursuant to a deed-in-lieu of foreclosure sale. Moreover, Paragraph
35.2 shall be applicable solely to a sale by the party that is the Landlord as of the Commencement Date.

       36. BROKERS. The parties acknowledge that the real estate brokers for this transaction are Renault & Handley, representing Landlord, Wayne Mascia Associates, who is representing Tenant. Landlord shall pay the real estate commission for this transaction as agreed upon between Landlord and Renault & Handley, with the understanding that Renault & Handley will split the real estate commission as agreed upon by Landlord and Renault & Handley with Wayne Mascia Associates on a 50%/50% basis. Except as herein expressly set forth, the parties acknowledge and agree that neither party has had any dealings with any other broker or real estate agent so as to entitle such broker or real estate agent to a commission due under this Lease and each party shall indemnify, defend and hold harmless the other party from and against any such real estate commission.

       37. SEVERABILITY. The provisions of this Lease shall be severable. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof and this Lease shall be enforceable to the maximum extent under law.

       38. SECURITY DEPOSIT. Tenant shall deposit with Landlord on the execution of this Lease a security deposit in the amount of $55,334.50 Dollars (the "Security Deposit") as security for Tenant's faithful performance of Tenant's obligations under this Lease. If Tenant fails to pay Basic Rent or Additional Rent due hereunder, or otherwise defaults under this Lease, Landlord may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, cost, expense,


                                         39.

loss or damage (including attorneys' fees) which Landlord may suffer or incur by reason thereof. If Landlord uses or applies all or any portion of said Security Deposit, Tenant shall within ten (10) days after written request therefor deposit moneys with Landlord sufficient to restore said Security Deposit to the full amount required by this Lease. Landlord shall not be required to keep all or any part of the Security Deposit separate from its general accounts.
Landlord shall, at the expiration or earlier termination of the Term and after Tenant has vacated the Premises, return to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest herein) within fifteen (15) days, that portion of the Security Deposit not used or applied by Landlord. Unless otherwise expressly agreed in writing by Landlord, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Tenant under this Lease.

       39. HAZARDOUS SUBSTANCE CONDITIONS. Except as otherwise set forth in this Lease, to the extent any Hazardous Substance Condition is caused or materially contributed to by Tenant, or pertains to or involves any Hazardous Substance for which Tenant is responsible under this Lease, Tenant or, at Landlord's option Landlord, shall make the investigation and remediation as required by Applicable Law and Paragraph 34 of the Lease at Tenant's expense, and this Lease shall continue in full force and effect, but subject to Landlord's rights under Paragraph 34 of this Lease; PROVIDED, HOWEVER, that Tenant shall not hereby become responsible for any Hazardous Substance to the extent Tenant is not otherwise responsible therefor under Paragraph 34.

       40. LANDLORD'S ACCESS; SHOWING PREMISES; REPAIRS. Landlord and Landlord's agents shall have the right to enter the Premises at any time, in the case of an emergency, at reasonable times upon twenty-four (24) hours' notice to Tenant for the purpose of showing the same to prospective purchasers, lenders, or lessees (but for potential lessees, only during the last nine months of the Term or the extended Term, or if Tenant is otherwise in Default under the Lease), and making such alterations, repairs, improvements or additions to the Premises or the building of which they are a part, as Landlord may reasonably deem necessary. Landlord may at any time place on or about the Premises or building any ordinary "For Sale" signs and Landlord may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Landlord shall be without abatement of rent or liability to Tenant.

       41. TENANCY STATEMENT. Tenant shall within ten (10) days after written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by Landlord.

              If Landlord desires to finance, refinance, or sell the Premises, any part thereof, or the Building of which the Premises are a part, Tenant shall deliver to any potential lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or purchaser, including but not limited to Tenant's financial statements for the past three (3) years. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.


                                         40.

       42.    TIME OF ESSENCE.  Time is of the essence.

       43. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

       44. CHOICE OF LAW. This Lease shall be governed and interpreted by the laws of the State of California.

       45. MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

       46. MULTIPLE TENANT PROPERTY. The Premises are part of a larger group of buildings and land herein referred as to the "Property". Tenant agrees to the rules and regulations attached hereto as Exhibit A-2. Tenant agrees that it will abide by, keep and observe all reasonable rules and regulations which Landlord may make from time to time for the management, safety, care and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the Property; PROVIDED, HOWEVER, that such rules and regulations do not conflict with the terms of this Lease (or materially interferes with the permitted uses of the Premises under Paragraph 28), and in the event of such a conflict the terms of this Lease shall govern.

       47. EASEMENTS. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant and taking into account Tenant's security requirements. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.


                                         41.

       IN WITNESS WHEREOF, this Lease has been duly executed by Landlord and Tenant as of the date first above written.


WITNESSES:                              LANDLORD:

                                        TELEDYNE INDUSTRIES, INC.


By:                                     By:
   --------------------------------        --------------------------------

Print Name:                             Print Name:
           ------------------------                ------------------------

By:                                     Its:
   --------------------------------         -------------------------------

Print Name:
           ------------------------

WITNESSES:                              TENANT:

                                        CLONTECH LABORATORIES, INC.


By:                                     By: /s/ Ken Fong
   --------------------------------        --------------------------------

Print Name:                             Print Name: Kenneth Fong, CEO
           ------------------------                ------------------------

By:                                     Its:  4/30/97
   --------------------------------         -------------------------------

Print Name:
           ------------------------


                                         42.

                                     EXHIBIT A-2

                                RULES AND REGULATIONS


At the Commencement Date, Landlord has not promulgated rules and regulations under Paragraph 46. Landlord reserves the right to promulgate such rules and regulations at a later date in accordance with such Paragraph 46.
















                                          1.

                                     EXHIBIT B

                             ASBESTOS REMEDIATION TASKS

The items shown with "**" on the attached chart are incorporated by reference.























                                          1.

                       TABLE I - SUMMARY OF KNOWN AND ASSUMED
                          ASBESTOS-CONTAINING MATERIALS AT
                      TELEDYNE, INC., 1290 TERRA BELLA AVENUE
                             MOUNTAIN VIEW, CALIFORNIA



    -------------------------------------------------------------------------------------------------
                                                                                          ESTIMATED
        ACM TYPE       ACM APPLICATIONS/LOCATIONS           PERCENT ASBESTOS              QUANTITY
                                                                                         (SQ. FT.)
    -------------------------------------------------------------------------------------------------
      1" by 1" Gray    Women's Restroom West Side     Tile: ND; Mastic: 2% Chrysotile       585
      Ceramic Tile w/
      Brown Mastic
    -------------------------------------------------------------------------------------------------
      4" by 4"         Men's Restroom, West Side      Tile:  ND; Mastic; 3% Chrysotile      140
      Ceramic Tile
      w/Dark Brown
      Mastic
    -------------------------------------------------------------------------------------------------
      Cement Panels    Around Perimeter of Roof       15% Chrysotile                       2,816
    -------------------------------------------------------------------------------------------------
      Flashing         Shed Roof, Entrance Overhang   5-15% Chrysotile                     2,700
                       Roofs and Main Roof
    -------------------------------------------------------------------------------------------------
 **   White/Gray tape  Roof Top-HVAC Units            2% Chrysotile; Assumed*               220
    -------------------------------------------------------------------------------------------------
      Joint Compound   Telephone Room, East Side      Joint compound: < 1%                  150
    -------------------------------------------------------------------------------------------------
      Joint Compound   Stairwell to Roof              2% Chrysotile                         200
    -------------------------------------------------------------------------------------------------
 **   Pipe Elbow       Mudded Elbow on Domestic       15% Chrysotile                    36 Elbows(1)
      Insulation       Water Lines, Attic and
                       Chiller Room
    -------------------------------------------------------------------------------------------------
 **   Pipe Elbow       On Chilled Water Lines,        3% Chrysotile                      24 Elbows
      Insulation       Chiller Room
    -------------------------------------------------------------------------------------------------
 **   Pipe Fitting     Chilled Water Lines West and   2% Chrysotile                     12 Fittings
      Insulation       East Attics
    -------------------------------------------------------------------------------------------------
 **   Pipe Fitting     Heating Hot Water Lines in     Assumed                            2 Fittings
      Insulation       Chiller Room
    -------------------------------------------------------------------------------------------------
 **   White 9" by 9"   Throughout East Side Building  Tile: 2% Chrysotile; Mastic:  ND     10,000
      Floor Tile
      w/Black Mastic
    -------------------------------------------------------------------------------------------------
      White            Roof-Top Vent Covers           20% Chrysotile; Assumed              12 LF
      Caulk/Tape
    -------------------------------------------------------------------------------------------------





(1) Additional insulated domestic fittings may be located within restroom walls.
* All flashing materials, caulking and white/gray tape on roof are assumed to contain asbestos.


                                          1.

                                     EXHIBIT C

               CERTAIN ENVIRONMENTAL DISCLOSURES; ASBESTOS DISCLOSURE

     In 1982, soil and groundwater contamination was detected at the 1290 and 1300 Terra Bella Avenue facility, which facility includes the Premises under this Lease. A comprehensive investigation of the soil and groundwater at the facility was conducted under the supervision and direction of the California Regional Water Quality Control Board, San Francisco Bay Region (the "RWQCB"). The investigation detected releases of volatile organic compounds ("VOCs"), including the hazardous substances trichloroethylene, 1,2-dichloroethylene, 1,1-dichloroethylene, trichloroethane, 1,1-dichloroethane, freon 113, perchloroethylene, and vinyl chloride. The investigation was conducted by Teledyne Semiconductor, Inc. In June 1986, the U.S. Environmental Protection Agency listed the Teledyne Semiconductor, Inc. facility site on the National Priorities List of the Comprehensive Environmental Response, Compensation and Liability Act (commonly referred to as Superfund).

     Based on the results of Remedial Investigation/Feasibility Study, the RWQCB issued Site Cleanup Requirements Order on February 21, 1991 (Order No. 91-025), and as amended on December 14, 1994 (Order No. 94-184). Pursuant to an approved Remedial Action Plan, Teledyne has installed and at present operates 29 groundwater monitoring wells and two extraction wells at the property. The extraction wells remove groundwater which is then treated at an onsite treatment system to remove the VOCs. The treated groundwater is then discharged into the storm sewer pursuant to a RWQCB permit.

     For your reference, California Health & Safety Code Section 25359.7(a) provides:

     Any owner of nonresidential real property who knows, or has reasonable cause to believe, that any release of hazardous substance has come to be located on or beneath that real property shall, prior to the sale, lease, or rental of the real property by that owner, give written notice of that condition to the buyer, lessee, or renter of the real property. Failure of the owner to provide written notice when required by this subdivision to the buyer, lessee, or renter shall subject the owner to actual damages and any other remedies provided by the law. In addition, where the owner has actual knowledge of the presence of any release of a material amount of a hazardous substance and knowingly and willfully fails to provide written notice to the buyer, lessee, or renter, as required by this subdivision, the owner is liable for a civil penalty not to exceed five thousand dollars ($5,000) for each separate violation.

     Tenant acknowledges receipt of a copy of the Final Report - Asbestos Management Services dated February 21, 1997 and Final Operations and Maintenance Plan for Asbestos Management dated March 25, 1997 of Pinnacle Environmental, Inc., which are incorporated herein.


                                          1.

                                     EXHIBIT D

                          HAZARDOUS SUBSTANCES LIMITATIONS
                                  [TO BE APPENDED]






























                                          1.

                                      EXHIBIT D

           CHEMICAL INVENTORY FOR TABLE 9-A, 1991 UNIFORM BUILDING CODE 1.1
                      COMBUSTIBLE LIQUID / 3.3 FLAMMABLE LIQUID




----------------------------------------------------------------------------------------------------------------------------------
                                                                       COMBUSTIBLE LIQUID 1.1            FLAMMABLE LIQUID 3.3
                                   STORAGE      BLDG       LAB   -----------------------------------------------------------------
          CHEMICAL                 AMOUNT         #         #      II(G)   III-A(g)     III-B(g)     I-A(g)     I-B(g)     I-C(g)
----------------------------------------------------------------------------------------------------------------------------------
 1,4 Dioxane                       200 ml         2         10                                                   200
----------------------------------------------------------------------------------------------------------------------------------
 1-Methylimidazole                   1 L          2         10              1,000
----------------------------------------------------------------------------------------------------------------------------------
 2,4 Dinitro-fluorobenzene          80 g          2         10
----------------------------------------------------------------------------------------------------------------------------------
 2-Butanol                           1 L          2         10                            1,000
----------------------------------------------------------------------------------------------------------------------------------
 3,3' Diamino-N-methyl-             50 g          2         10                                                               50
 dipropylamine
----------------------------------------------------------------------------------------------------------------------------------
 3-Amino-1,2 Methozyacridine        100 g         2         10                             100
----------------------------------------------------------------------------------------------------------------------------------
 4-Dimethylaminopyridine            10 g          2         10                             10
 (DMAP)
----------------------------------------------------------------------------------------------------------------------------------
 6,9-Dichloro-2-                    30 g          2         10
 methoxyacridine
----------------------------------------------------------------------------------------------------------------------------------
 6-Amino-1-hexanol                  100 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 6-Chloro-1-hexanol                 25 g          2         10
----------------------------------------------------------------------------------------------------------------------------------
 Acetic Anhydride                   3 kg          2         10
----------------------------------------------------------------------------------------------------------------------------------
 Acryloyl chloride                  10 g          2         10                             10
----------------------------------------------------------------------------------------------------------------------------------
 Adenosine*                         300 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Agarose                            1 kg          2         14
----------------------------------------------------------------------------------------------------------------------------------
 Aminocaproic acid                  200 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 ??                                 25 g          2         10
----------------------------------------------------------------------------------------------------------------------------------
 BORANE-THL complex                100 ml         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Bromobutrylnitrile                 700 g         2         10                                                   700
----------------------------------------------------------------------------------------------------------------------------------
 Carbonyldiimidazole                100 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 CE-tretraisopropyl-                200 g         2         10
 phosphorodiamidite
----------------------------------------------------------------------------------------------------------------------------------
 Cholesteryl chloroformate          100 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Citric Acid                        450 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Cytidine                           300 g         2         10                            300
----------------------------------------------------------------------------------------------------------------------------------
 d-Biotin*                          100 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Diamino-octane                     30 g          2         10
----------------------------------------------------------------------------------------------------------------------------------
 Dichloroethane                    500 ml         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Dicyclohexylcarbodiimide           200 g         2         10                                                   200
----------------------------------------------------------------------------------------------------------------------------------
 Diethylmalonate                    2 kg          2         10                           2,000
----------------------------------------------------------------------------------------------------------------------------------
 Diisopropylethyl amine            500 ml         2         10                                                   500
----------------------------------------------------------------------------------------------------------------------------------
 Dimethoxytrityl Chloride           400 g         2         10
 (DMTCL) (3)
----------------------------------------------------------------------------------------------------------------------------------
 Dithiolthreitol (3)                15 g          2         10
----------------------------------------------------------------------------------------------------------------------------------
 diUTP*                              1 g          2         10
----------------------------------------------------------------------------------------------------------------------------------
 Ethyl trifluoracetate (1)          1 kg          2         10
----------------------------------------------------------------------------------------------------------------------------------
 Ethyelene diamine                  300 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Fluorescein isothiocyanate         60 g          2         10
 (FITC) (3)
----------------------------------------------------------------------------------------------------------------------------------
 ???oc-CI (1) (5)                   500 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Fmoc-glycine*                      10 g          2         10
----------------------------------------------------------------------------------------------------------------------------------
 Formaldehyde**                     5.8 L         2         14
----------------------------------------------------------------------------------------------------------------------------------
 Glacial Acetic Acid                 5 L          2         10     5,000
----------------------------------------------------------------------------------------------------------------------------------
 Guanosine                          300 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Hexxamethylsilazane (1)            1.5 L         2         10               1,500
----------------------------------------------------------------------------------------------------------------------------------
 Hydrazine (anhydrous) (2) (5)      200 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Iodine (1)                         600 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Levulnic acid (1)                  200 g         2         10
----------------------------------------------------------------------------------------------------------------------------------



                                        1.



----------------------------------------------------------------------------------------------------------------------------------
                                                                       COMBUSTIBLE LIQUID 1.1            FLAMMABLE LIQUID 3.3
                                   STORAGE      BLDG       LAB   -----------------------------------------------------------------
          CHEMICAL                 AMOUNT         #         #      II(G)   III-A(g)     III-B(g)     I-A(g)     I-B(g)     I-C(g)
----------------------------------------------------------------------------------------------------------------------------------
 Lithium aluminum hydride (1)       125 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Lithium chloride*                  50 g          2         10
----------------------------------------------------------------------------------------------------------------------------------
 Lithium chloride* (3)              50 g          2         10
----------------------------------------------------------------------------------------------------------------------------------
 Mercuric acetate (1) (2)           100 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 N-hydroxysuccinimide (3)           200 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 p- Toluoyl Chloride (1) (5)       250 ml         2         10                250
----------------------------------------------------------------------------------------------------------------------------------
 p-Anisylchlorodiphenyl             100 g         2         10
 methane
----------------------------------------------------------------------------------------------------------------------------------
 p-Nitrophenol (3)                  10 g          2         10
----------------------------------------------------------------------------------------------------------------------------------
 Phenoxyacethyl chloride (1)        250 g         2         10                            250
 (5)
----------------------------------------------------------------------------------------------------------------------------------
 ???dine (6)                       100 ml         2         10
----------------------------------------------------------------------------------------------------------------------------------
 Potasium bicarbonate               500 g         2         10                                                   500
----------------------------------------------------------------------------------------------------------------------------------
 Potasium Tetrachloropalladate       1 g          2         10                                                    1
 (1)
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Acetate (anhydrous)*        100 g         2         10
----------------------------------------------------------------------------------------------------------------------------------
 BUILDING 2 TOTAL (GRAMS)                                          5,000    2,750         3,670        0        2,101        50
----------------------------------------------------------------------------------------------------------------------------------
 BUILDING 2 TOTAL (GALLONS)                                         1.32    0.73          0.97        0.00       0.56       0.01
----------------------------------------------------------------------------------------------------------------------------------



NOTES:

1.   The above quantities were checked as of 3/17/97 Inventory.

2. Building 4 on Fabian Way and Double Starred (**) items in Building 2 will relocate to 1290 Tera Bella in Mountain View (Building 6).

3.   Starred Items (*) = Non-Hazardous Materials (Per Dr. Tom Smith, 1/95)

4.   All Storage Amounts are converted to Grams (g).

5.   Abbreviations:
     CB = Combustible         OX = Oxidizer       WR - Water Reactive
     FS = Flammable Solid     PY = Pyrophoric     NH = Non-Hazardous
     FL = Flammable Liquid    RE = Reactive


                                          2.

                                     EXHIBIT D
                                    (CONTINUED)

          CHEMICAL INVENTORY FOR TABLE 9-A, 1991 UNIFORM BUILDING CODE 1.1
                     COMBUSTIBLE LIQUID / 3.3 FLAMMABLE LIQUID




----------------------------------------------------------------------------------------------------------------------------------
                                                                       COMBUSTIBLE LIQUID 1.1            FLAMMABLE LIQUID 3.3
                                   STORAGE       BLDG      LAB   -----------------------------------------------------------------
          CHEMICAL                 AMOUNT         #         #      II(g)   III-A(g)     III-B(g)     I-A(g)     I-B(g)     I-C(g)
----------------------------------------------------------------------------------------------------------------------------------
 Acetic Acid                        500 g         4         16      500
----------------------------------------------------------------------------------------------------------------------------------
 Acetic Acid, Glacial (1)           23 g          4         19       23
----------------------------------------------------------------------------------------------------------------------------------
 Acetonitrile                       65 L          4         19                                                  65,000
----------------------------------------------------------------------------------------------------------------------------------
 Acrylamide (5) (6)                6.6 kg         4         19
----------------------------------------------------------------------------------------------------------------------------------
 Agarose                            378 g         4         16
----------------------------------------------------------------------------------------------------------------------------------
 Agarose                            468 g         4         16                                                   468
----------------------------------------------------------------------------------------------------------------------------------
 Agarose                            930 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Ammonium Persulfate (1)            162 g         4         19
----------------------------------------------------------------------------------------------------------------------------------
 Bis-Acrylamide                     915 g         4         19
----------------------------------------------------------------------------------------------------------------------------------
 Bromophenol                        16 g          4         19
----------------------------------------------------------------------------------------------------------------------------------
 Bromophenol Blue*                  40 g          4         16
----------------------------------------------------------------------------------------------------------------------------------
 Cacodylic Acid                     77 g          4         16
----------------------------------------------------------------------------------------------------------------------------------
 Chloroform (6)                    170 ml         4         17
----------------------------------------------------------------------------------------------------------------------------------
 Chloroform (6)                    19.4 g         4         19
----------------------------------------------------------------------------------------------------------------------------------
 Diathol Amine (1)                  32 kg         4         19
----------------------------------------------------------------------------------------------------------------------------------
 Dichloromethane                     9 L          4         19                                                  9,000
----------------------------------------------------------------------------------------------------------------------------------
 Diethanol                          737 g         4         20
----------------------------------------------------------------------------------------------------------------------------------
 Diethanolamine (6)                 434 g         4         17
----------------------------------------------------------------------------------------------------------------------------------
 EDTA 0.5M                           1 L          4         16
----------------------------------------------------------------------------------------------------------------------------------
 Ethanol                             1 L          4         20               1,000
----------------------------------------------------------------------------------------------------------------------------------
 Ethidium Bromide (3) (5)           11 g          4         18
----------------------------------------------------------------------------------------------------------------------------------
 Formaldehyde                       8.4 g         4         20
----------------------------------------------------------------------------------------------------------------------------------
 Formaldehyde (3)                    2 L          4         18     2,000
----------------------------------------------------------------------------------------------------------------------------------
 Formamide                          25 ml         4         16
----------------------------------------------------------------------------------------------------------------------------------
 Formamide                         912 ml         4         18                912
----------------------------------------------------------------------------------------------------------------------------------
 Formamide                         950 ml         4         20                950
----------------------------------------------------------------------------------------------------------------------------------
 Glycerol*                          38 ml         4         20
----------------------------------------------------------------------------------------------------------------------------------
 Guanadine Thiocyanate*            3.6 kg         4         17
----------------------------------------------------------------------------------------------------------------------------------
 Guanadine Thiocyanate*             200 g         4         19
----------------------------------------------------------------------------------------------------------------------------------
 Guanidine                          400 g         4         16
----------------------------------------------------------------------------------------------------------------------------------
 Guanidine Thiocyanate*             30 kg         4         16
----------------------------------------------------------------------------------------------------------------------------------
 Hydrochloric Acid (3)              3.5 L         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Iso-Prophyl Alcohol                 2 L          4         16
----------------------------------------------------------------------------------------------------------------------------------
 Isoamyl Alcohol                   500 ml         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Kanamycin Sulfate                   2 g          4         18
----------------------------------------------------------------------------------------------------------------------------------
 L-Arginine, HCL*                  28.9 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 L-Histidine HCL*                   2.4 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 L-Leucine*                         2.6 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 L-Lycine*                         27.4 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 L-Methionine*                       9 g          4         18
----------------------------------------------------------------------------------------------------------------------------------
 L-Phenylalanine*                  22.4 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 L-Threonine*                       31 g          4         18
----------------------------------------------------------------------------------------------------------------------------------
 L-Trytophan*                       14 mg         4         18
----------------------------------------------------------------------------------------------------------------------------------
 L-Tyrosisne*                       77 g          4         18
----------------------------------------------------------------------------------------------------------------------------------
 L-Valine*                          43 g          4         18
----------------------------------------------------------------------------------------------------------------------------------
 Lauroyl Sarcosine                  530 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Lauryl Sulfate*                    700 g         4         16
----------------------------------------------------------------------------------------------------------------------------------
 Magnesium Chloride* (3)           1.7 kg         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Magnesium Chloride* (3)           100 ml         4         19                                        100                   100
----------------------------------------------------------------------------------------------------------------------------------
 Methanol                           14 L          4         19
----------------------------------------------------------------------------------------------------------------------------------



                                          3.


----------------------------------------------------------------------------------------------------------------------------------
                                                                       COMBUSTIBLE LIQUID 1.1            FLAMMABLE LIQUID 3.3
                                   STORAGE       BLDG      LAB   -----------------------------------------------------------------
          CHEMICAL                 AMOUNT         #         #      II(g)   III-A(g)     III-B(g)     I-A(g)     I-B(g)     I-C(g)
----------------------------------------------------------------------------------------------------------------------------------
 Phenol                             375 g         4         16
----------------------------------------------------------------------------------------------------------------------------------
 Polyethelyne Glycol                21 kg         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Potasium Phospate, Monobasic*     4.3 kg         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Pyridine                           21 L          4         19                                                  21,000
----------------------------------------------------------------------------------------------------------------------------------
 Silica (6)                        1173 g         4         20
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Acetate*                    4 kg          4         16
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Acetate*                   2064 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Acetate*                    333 g         4         20
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Azide*                      8.8 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Azide*                     93.5 kg        4         20
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Bicarbonate*                6.3 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Carbonate*                 4.7 kg         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Carbonate* (3)             4.7 kg         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Chloride*                   200 g         4         16
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Chloride* (3)              3.8 kg         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Citrate*                    300 g         4         16
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Citrate*                   1.6 kg         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Hydroxide (1)              11.3 kg        4         18
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Hydroxide (1)               400 g         4         16
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Iodide                     1.8 kg         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Phosphate (3)              5.8 kg         4         16
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Phosphate (3)              15.4 kg        4         20
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Phosphate, Dibasic* (3)    2.6 kg         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Phosphate, Monobasic* (3)  167 g          4         18
----------------------------------------------------------------------------------------------------------------------------------
 Sucrose                            190 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Tetracyline HCL*                  93.6 g         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Triethylamine                       2 L          4         19                                                  2,000
----------------------------------------------------------------------------------------------------------------------------------
 Tris*                             18.7 kg        4         18
----------------------------------------------------------------------------------------------------------------------------------
 Tryptone*                         7.8 kg         4         18
----------------------------------------------------------------------------------------------------------------------------------
 Urea                              12.2 kg        4         19
----------------------------------------------------------------------------------------------------------------------------------
 Urea (1)                           504 g         4         16
----------------------------------------------------------------------------------------------------------------------------------
 Yeast Nitrogen Base (No Amino     3.1 kg         4         18
 Acid)*
----------------------------------------------------------------------------------------------------------------------------------
 BUILDING 4 TOTAL (GRAMS)                                          2,523     2,862          0         100       97,468      100
----------------------------------------------------------------------------------------------------------------------------------
 BUILDING 4 TOTAL (GALLONS)                                         0.67     0.76         0.00        0.03      25.75       0.03
----------------------------------------------------------------------------------------------------------------------------------



NOTES:

1.   The above quantities were checked as of 3/17/97 Inventory

2. Building 4 on Fabian Way and Double Starred (**) items in Building 2 will relocate to 1290 Tera Bella in Mountain View (Building 6).

3.   Starred Items (*) = Non-Hazardous Materials (Per Dr. Tom Smith, 1/95)

4.   All Storage Amounts are converted to Grams (g).

5.   Abbreviations:
     CB = Combustible         OX = Oxidizer       WR - Water Reactive
     FS = Flammable Solid     PY = Pyrophoric     NH = Non-Hazardous
     FL = Flammable Liquid    RE = Reactive


                                          4.

                                     EXHIBIT D
                                    (CONTINUED)

          CHEMICAL INVENTORY FOR TABLE 9-A, 1991 UNIFORM BUILDING CODE 1.1
                     COMBUSTIBLE LIQUID / 3.3 FLAMMABLE LIQUID



----------------------------------------------------------------------------------------------------------------------------------
                                                                      COMBUSTIBLE LIQUID 1.1            FLAMMABLE LIQUID 3.3
            CHEMICAL               STORAGE      BLDG       LAB   -----------------------------------------------------------------
                                   AMOUNT         #         #      II(g)   III-A(g)     III-B(g)     I-A(g)     I-B(g)     I-C(g)
----------------------------------------------------------------------------------------------------------------------------------
 2-Mercaptoethanol                 100 ml         5        204
----------------------------------------------------------------------------------------------------------------------------------
 2-Naphthol                         100 g         5        204                100
----------------------------------------------------------------------------------------------------------------------------------
 3-Methyl-1 Buthanol                 2 L          5        201     2,000
----------------------------------------------------------------------------------------------------------------------------------
 8-Hydroxy-guinoline               300 ml         5        183
----------------------------------------------------------------------------------------------------------------------------------
 8-Methyoxypsoralen                  3 g          5        181
----------------------------------------------------------------------------------------------------------------------------------
 Acetone                             4 L          5        184                                       4,000
----------------------------------------------------------------------------------------------------------------------------------
 Acrylamide                         250 g         5        181
----------------------------------------------------------------------------------------------------------------------------------
 Acrylamide                         100 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Agar                               500 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Agarose                            245 g         5        181
----------------------------------------------------------------------------------------------------------------------------------
 Agarose                           2.5 kg         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Ambalite XAD-16                    900 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Ammonium Persulfate                100 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Bis-Acrylamide                     10 g          5        181
----------------------------------------------------------------------------------------------------------------------------------
 BSA                                200 g         5        181
----------------------------------------------------------------------------------------------------------------------------------
 ???? Alcohol                        1 L          5        201                                                             1,000
----------------------------------------------------------------------------------------------------------------------------------
 Caffeine                           500 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 DEAE Cellulose                     50 g          5        181
----------------------------------------------------------------------------------------------------------------------------------
 Dextran So4                        50 g          5        181
----------------------------------------------------------------------------------------------------------------------------------
 Dextrose                           200 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Dimethyl Sulfoxide                500 ml         5        184
----------------------------------------------------------------------------------------------------------------------------------
 DTT                                100 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 E+OH                              500 ml         5        204
----------------------------------------------------------------------------------------------------------------------------------
 EDTA                               3 kg          5        204
----------------------------------------------------------------------------------------------------------------------------------
 EGTA                               60 g          5        181
----------------------------------------------------------------------------------------------------------------------------------
 Ethanol 95%                         4 L          5        204
----------------------------------------------------------------------------------------------------------------------------------
 Ethidium Bromide                    1 g          5        204
----------------------------------------------------------------------------------------------------------------------------------
 Ethyl Ether                         1 L          5        201
----------------------------------------------------------------------------------------------------------------------------------
 Fformic Acid                      100 ml         5        204
----------------------------------------------------------------------------------------------------------------------------------
 FiColl*                            25 g          5        181
----------------------------------------------------------------------------------------------------------------------------------
 Formaldehyde                      500 ml         5        181
----------------------------------------------------------------------------------------------------------------------------------
 Formaldehyde                      200 ml         5        184
----------------------------------------------------------------------------------------------------------------------------------
 Formamide*                        500 ml         5        181
----------------------------------------------------------------------------------------------------------------------------------
 Formamide, Ultra Pure*           300 ml         5        201
----------------------------------------------------------------------------------------------------------------------------------
 Formic Acid                       500 ml         5        203
----------------------------------------------------------------------------------------------------------------------------------
 ????midine Thiocyanete             20 g          5        204
----------------------------------------------------------------------------------------------------------------------------------
 Hexadecyl Tri-methylammonium       50 gm         5        201
 Bromide
----------------------------------------------------------------------------------------------------------------------------------
 Hydrochloric Acid                 200 ml         5        184
----------------------------------------------------------------------------------------------------------------------------------
 Hydrochloric Acid                 300 ml         5        203
----------------------------------------------------------------------------------------------------------------------------------
 Iso-Prophyl Alcohol                 3 L          5        184
----------------------------------------------------------------------------------------------------------------------------------
 Isoamyla Alcohol                  500 ml         5        181      500
----------------------------------------------------------------------------------------------------------------------------------
 Isopropanol                       500 ml         5        181                                                              500
----------------------------------------------------------------------------------------------------------------------------------
 Isopropanol                        2.5 L         5        204                                                             2,500
----------------------------------------------------------------------------------------------------------------------------------
 Isoprophyl Alcohol                 10 L          5        201                                                             10,000
----------------------------------------------------------------------------------------------------------------------------------
 Kilorose*                          300 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Kilorose*                          400 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Magesium Sulfate*                  500 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Magnesium Chloride* (3)            600 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Methanol                          100 ml         5        184                                        100                   100




                                          5.


----------------------------------------------------------------------------------------------------------------------------------
                                                                      COMBUSTIBLE LIQUID 1.1            FLAMMABLE LIQUID 3.3
            CHEMICAL               STORAGE      BLDG       LAB   -----------------------------------------------------------------
                                   AMOUNT         #         #      II(g)   III-A(g)     III-B(g)     I-A(g)     I-B(g)     I-C(g)
----------------------------------------------------------------------------------------------------------------------------------
 Mineral Oil                         1 L          5        204
----------------------------------------------------------------------------------------------------------------------------------
 Mineral Oil 500 mls                 1 L          5        204
----------------------------------------------------------------------------------------------------------------------------------
 N Lauryol Sarcosine                50 g          5        181
----------------------------------------------------------------------------------------------------------------------------------
 N-Buthanol                        500 ml         5        181                                                              500
----------------------------------------------------------------------------------------------------------------------------------
 N-Buthanol                        500 ml         5        204                                                              500
----------------------------------------------------------------------------------------------------------------------------------
 ???13 Persulfate                   20 g          5        181
----------------------------------------------------------------------------------------------------------------------------------
 Para Formaldehyde                  500 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 PEG 8000                           900 g         5        201
----------------------------------------------------------------------------------------------------------------------------------
 PEG 8000                           300 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Peptone                           1.5 kg         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Phosphoric Acid GR                500 ml         5        203
----------------------------------------------------------------------------------------------------------------------------------
 Piperidine                         500 g         5        201                                                   500
----------------------------------------------------------------------------------------------------------------------------------
 Polyethylene Glycole (PEG)         450 g         5        181
----------------------------------------------------------------------------------------------------------------------------------
 Polyvinyl-Pyrrolidone (PVP)       300 gm         5        201
----------------------------------------------------------------------------------------------------------------------------------
 Potassium Hydroxide                400 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Reagent Alcohol                    20 L          5        184                                       20,000
----------------------------------------------------------------------------------------------------------------------------------
 Reagent Alcohol                   4.5 gal        5        201                                       17,033
----------------------------------------------------------------------------------------------------------------------------------
 Repel Silane                      500 ml         5        181
----------------------------------------------------------------------------------------------------------------------------------
 SDS                                500 g         5        181
----------------------------------------------------------------------------------------------------------------------------------
 Sec-Butyl Alcohol (2-               4 L          5        201                                                             4,000
 Buthanol)
----------------------------------------------------------------------------------------------------------------------------------
 Sephadex G-25                      50 ml         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Sephadex G-50                      20 g          5        204
----------------------------------------------------------------------------------------------------------------------------------
 Silver Nitrate                     50 g          5        184
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Acetate*                    1 kg          5        204
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Flouride (6)                100 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Hydroxide                   300 g         5        184
----------------------------------------------------------------------------------------------------------------------------------
 Sodium Hydroxide                   300 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Sorbitol                           100 g         5        201
----------------------------------------------------------------------------------------------------------------------------------
 Sorbitol                           100 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Sucrose                            500 g         5        181
----------------------------------------------------------------------------------------------------------------------------------
 Sucrose                            200 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Sucrose                            40 g          5        204
----------------------------------------------------------------------------------------------------------------------------------
 Sucrose                            100 g         5        204
----------------------------------------------------------------------------------------------------------------------------------
 Trichloro-Acedic Acid              25 g          5        204
----------------------------------------------------------------------------------------------------------------------------------
 Trizma Base                        5 kg          5        181
----------------------------------------------------------------------------------------------------------------------------------
 Urea                               4 kg          5        181
----------------------------------------------------------------------------------------------------------------------------------
 Urea                               2 kg          5        204
----------------------------------------------------------------------------------------------------------------------------------
 BUILDING 5 TOTAL (GRAMS)                                          2,500      100           0        41,133      500       19,100
----------------------------------------------------------------------------------------------------------------------------------
 BUILDING 5 TOTAL (GALLONS)                                         0.66     0.03         0.00       10.87       0.13       5.05
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                      COMBUSTIBLE LIQUID 1.1            FLAMMABLE LIQUID 3.3
            CHEMICAL               STORAGE      BLDG       LAB   -----------------------------------------------------------------
                                   AMOUNT         #         #      II(g)   III-A(g)     III-B(g)     I-A(g)     I-B(g)     I-C(g)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 COMPANY TOTAL (GRAMS)                                            10,023      5,712       3,670      41,233    100,069     19,250
----------------------------------------------------------------------------------------------------------------------------------
 COMPANY TOTAL (GALLONS)                                           2.65       1.51        0.97       10.89      26.44       5.09
----------------------------------------------------------------------------------------------------------------------------------



NOTES:

1.   The above quantities were checked as of 3/17/97 Inventory

2. Building 4 on Fabian Way and Double Starred (**) items in Building 2 will relocate to 1290 Tera Bella in Mountain View (Building 6).

3.   Starred Items (*) = Non-Hazardous Materials (Per Dr. Tom Smith, 1/95)

4.   All Storage Amounts are converted to Grams (g).

5.   Abbreviations:
     CB = Combustible         OX = Oxidizer       WR - Water Reactive
     FS = Flammable Solid     PY = Pyrophoric     NH = Non-Hazardous
     FL = Flammable Liquid    RE = Reactive














                                          6.